As filed with the Securities and Exchange Commission on December 11, 2012

Securities Act File No. 002-17226

Investment Company Act No. 811-0994

United States

Securities and Exchange Commission

Washington D.C. 20549

Form N-1A
Registration Statement under the Investment Company Act of 1933
Post-effective Amendment No. 90	☒
Registration Statement under the Investment Company Act of 1940
Post-effective Amendment No. 52	☒

(Check appropriate box or boxes)

Burnham Investors Trust
1325 Avenue of the Americas New York, New York 10019 (Address of Principal Executive Offices) Registrant’s Telephone Number; including Area Code: (800) 874-FUND

Jon M. Burnham 1325 Avenue of the Americas, 26th Floor New York, New York 10019 (Name and Address of Agent for Service of Process) Copies of Communications to:
Michael P. Malloy, Esq. Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

XXXXX, 2012

Prospectus

This information in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Burnham Energy Income and MLP Fund	THE BURNHAM FAMILY OF FUNDS
B[ ]X (Class A) B[ ]X (Class C)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Be sure to read this prospectus before investing in the fund.

Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Burnham Energy Income and MLP Fund

INVESTMENT OBJECTIVE: The fund primarily seeks above average income and secondarily seeks growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 16 of this prospectus and the “Purchase and Redemption of Shares” section on page 25 of the fund’s Statement of Additional Information (the “SAI”).

Fee Table

	Class A	Class C
Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)	5.00%	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%
Maximum redemption fee (as a % of redemption proceeds)	2.00%	2.00%
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution (12b-1) fees	0.30%	1.00%
Other expenses[1]	1.30%	1.30%
Total Annual Operating Expenses[2]	2.60%	3.30%
Expense Reimbursement	0.65%	0.65%
Total Annual Operating Expenses After Expense Recoupment	1.95%	2.65%

[1]	Because the fund is a new fund, “other expenses” are based on estimated amounts for the current fiscal year.
[2]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and reimburse certain other expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.95% and 2.65% of the average daily net assets attributable to Class A and Class C shares, respectively. Pursuant to the expense limitation agreement, any waivers and reimbursements made by the adviser and/or distributor to a fund are subject to recoupment by the adviser and/or distributor within three years, provided the fund is able to effect repayment and remain in compliance with the expense limitation. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). This expense limitation agreement is effective for the period beginning ________, 2013 and will terminate on ________, 2013, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust’s Board.
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Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A	$688	$1,209
Class C with redemption	$268	$955

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A	$688	$1,209
Class C without redemption	$368	$955

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had not yet commenced operations as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities (including common stocks and preferred stocks) of U.S. companies, master limited partnerships (MLPs), and U.S. royalty trusts in the “Energy Value Chain”. The fund’s sub-adviser considers the Energy Value Chain to include companies in the energy infrastructure sector and natural resources sector that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy.

The fund will concentrate its investments (i.e., more than 25% of its assets) in Energy Value Chain companies. The fund may invest in companies of any size, including small and mid-capitalization companies.

The sub-adviser’s strategy emphasizes both top-down macro analysis and bottom-up fundamental research. The Energy Value Chain is a large investment universe and is generally populated by asset-backed businesses that provide essential services and fuels to the broader economy. The sub-adviser believes that these companies typically provide a high level of cash flows, dividend yields and growth. The Energy Value Chain universe also contains both defensive oriented securities as well as more aggressive growth investments. The sub-adviser intends to allocate assets between these two styles according to prevailing broader market conditions in an effort to maximize returns while attempting to limit volatility.

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In selecting stocks, the sub-adviser employs sector expertise and an intensive bottom-up fundamental research driven process. Top down themes are developed by analyzing current industry trends. Securities are selected on several criteria including:

  Leverage to broader investment themes
  Stability of underlying business and earnings growth
  Strength of management
  Quality of balance sheet
  Cash flow analysis
  Distributable cash analysis of MLPs

The fund may also invest in the securities of publicly traded companies in the sectors and industries listed above involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).

MLPs are generally organized under state law as limited partnerships or limited liability companies. The fund intends to invest in MLPs (up to 25% of net asset value) receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.

U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts generally do not acquire new properties and have no employees or other operations. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the fund will have less after-tax cash available for distribution to shareholders. As a result, the fund is limited to investing no more than 10% in U.S. royalty trusts.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. New regulations may make derivatives more costly or may limit the availability of derivatives. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to use negative information about companies gained from the adviser’s research to the fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

For temporary or emergency purposes or to seek to increase total return (e.g., in order to take advantage of opportunities to buy more securities), the fund may borrow from banks an amount up to one-third of the value of its assets (including the amount borrowed). The sub-adviser will employ risk management techniques and will deleverage when it determines that market conditions require deleveraging.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds

PRINCIPAL RISKS

The principal risks of investing in the fund are the performance of the stock market, especially stocks of the energy sector and natural resource sector. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

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Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.
•	Sector Concentration Risk – The fund’s investments will be concentrated in the energy and natural resources sector. The focus of the fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors. The fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.
•	Derivative Instruments Risk – Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. Writing put and call options is a highly specialized activity and entails greater than ordinary investment risks. The successful use of options depends in part on the ability of the sub-adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.
•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•	Non-Diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.
•	Energy and Natural Resources Risk – Under normal circumstances, the fund concentrates its investments in the energy and natural resources sector. The energy and natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The fund’s investments in energy companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies and other governmental regulation, natural events (such as earthquakes, hurricanes, or fires) and political events. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.
•	MLP Risk. – MLP risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the fund were treated as corporations for U.S. federal income tax purposes, the
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after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock. The fund must include its allocable share of the MLP's taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the fund may have to liquidate securities to make required distributions to the fund's shareholders. MLPs also have historically shown sensitivity to interest rate movements. The prices of MLPs may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

•	U.S. Royalty Trust Structure Risk. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
•	Borrowing (Leverage) Risk. Borrowing money to increase the fund’s combined long and short exposure and to seek to enhance returns creates special risks. The use of leverage may make any change in the fund’s net asset value even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund return. To the extent the investment returns derived from securities purchased with borrowed funds exceed the interest the fund will have to pay, the fund’s return would be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund would be less than if leverage were not used. In such a case, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value of the fund’s shares.
•	Small- and Mid-Capitalization Companies Risk. Historically, stocks of small- and mid- capitalization companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some fund’s small cap holdings may be considered or become illiquid. Similarly, small- and mid-sized MLPs and U.S. royalty trusts may be more vulnerable to adverse business or economic interests.

PAST PERFORMANCE

Because the fund is a new fund and does not have a full calendar year of performance, no performance information has been included.

ADVISER

The fund is advised by Burnham Asset Management Corp.

Subadviser

ELCO Management LLC (“ELCO”) is the subadviser.

PORTFOLIO MANAGERS

The fund is managed by a team of investment professionals led by Paul Elliot, CFA, and Dan Tulis, CFA. Mr. Elliot is the founder of ELCO and is primarily responsible for the day to day management of the fund. ELCO was founded in 1995. The following are other members of the portfolio management team:

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Portfolio Manager	Fund’s Portfolio Manager Since

Dan Tulis, CFA, Chief Investment Officer, ELCO	2012
James Elliot, CFA, Portfolio Manager and Senior Analyst	2012
William Maze, Strategist and Portfolio Manager	2012
Paul Doran, Analyst, Trader, Risk Officer	2012

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 19 of this prospectus.

TAX INFORMATION

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information

The Burnham
Family of Funds

Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share Burnham’s fundamental philosophy of prudent investment and risk management.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the fund or by the distributor to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such an offer.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Information relating to the fund in this section is in addition to the information included in the Summary section for the fund.

Burnham Energy Income and MLP Fund

INVESTMENT OBJECTIVE: The fund primarily seeks above average income and secondarily seeks growth. The fund’s objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days notice to shareholders.

Is the Burnham Energy Income and MLP Fund for You?

Burnham Energy Income and MLP Fund is best suited for investors who:

•	Are investing for the long-term
•	Believe that the energy infrastructure sector offers attractive long-term growth opportunities
•	Wish to increase their current income with exposure to growing dividends and distributions
•	Seek potential for more capital growth than might be achieved in a sector-diversified fund
•	Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines
•	Do not wish to invest in a concentrated portfolio of energy-related companies
•	Are not investing for the long-term

How the Fund Selects Securities

In selecting stocks, the fund’s sub-adviser seeks current income and dividend growth of companies with the following characteristics:

•	Capable management
•	Attractive business niches
•	Sound financial and accounting practices
•	Demonstrated ability to sustain growth in revenues, earnings and cash flow
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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities (including common stocks and preferred stocks) of U.S. companies, master limited partnerships (MLPs), and U.S. royalty trusts in the “Energy Value Chain”. The fund’s sub-adviser considers the Energy Value Chain to include companies the energy and natural resources sectors that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy.

The fund will concentrate its investments (i.e., more than 25% of its assets) in Energy Value Chain companies. The fund may invest in companies of any size, including small and mid-capitalization companies, MLPs and U.S. Royalty trusts.

The sub-adviser’s strategy emphasizes both top-down macro analysis and bottom-up fundamental research. The Energy Value Chain is a large investment universe and is generally populated by asset-backed businesses that provide essential services and fuels to the broader economy. The sub-adviser believes that these companies typically provide a high level of cash flows, dividend yields and growth. The Energy Value Chain universe also contains both defensive oriented securities as well as more aggressive growth investments. The sub-adviser intends to allocate assets between these two styles according to prevailing broader market conditions in an effort to maximize returns while attempting to limit volatility.

In selecting stocks, the sub-adviser employs sector expertise and an intensive bottom-up fundamental research driven process. Top down themes are developed by analyzing current industry trends. Securities are selected on several criteria including:

  Leverage to broader investment themes
  Stability of underlying business and earnings growth
  Strength of management
  Quality of balance sheet
  Cash flow analysis
  Distributable cash analysis of MLPs

Master Limited Partnerships, commonly referred to as “MLPs,” are generally organized under state law as limited partnerships or limited liability companies. The fund intends to invest in MLPs (up to 25% of net asset value) receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for United States federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts generally do not acquire new properties and have no employees or other operations. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given

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year. In such a case, the fund will have less after-tax cash available for distribution to shareholders. As a result, the fund is limited to investing no more than 10% in U.S. royalty trusts.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. New regulations may make derivatives more costly or may limit the availability of derivatives. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options. The sub-adviser may initiate options positions and option/stock combination strategies (e.g. covered calls) in the fund. While the primary use of the options positions will be to generate additional income in the fund, the options positions may also allow the portfolio manager to purchase or sell the underlying stock at what the sub-adviser believes to be a fundamentally attractive price. More specifically, the fund may write covered call options on a security in order to collect the related premium on the call option and establish a sale price for the related security the sub-adviser believes to be attractive. The fund may also write put options on a security in order to collect the related premium on the put option and acquire the related security at a price the sub-adviser believes to be attractive.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to use negative information about companies gained from the adviser’s research to the fund’s advantage. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain daily a segregated account with a broker or custodian, as required by law. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

For temporary or emergency purposes or to seek to increase total return (e.g., in order to take advantage of opportunities to buy more securities), the fund may borrow from banks an amount up to one-third of the value of its assets (including the amount borrowed). The sub-adviser will employ risk management techniques and will deleverage when it determines that market conditions require deleveraging.

The fund may also invest in the securities of publicly traded companies in the sectors and industries listed above involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). A variety of strategies can be employed to capitalize on the mispricing of investment instruments issued by these companies during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds.

PRINCIPAL RISKS

The principal risks of investing in the fund are the performance of the stock market, especially stocks of the energy sector. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
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•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.
•	Sector Concentration Risk – The fund’s investments will be concentrated in the energy sector. The focus of the fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.
•	Derivative Instruments Risk – Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. Writing put and call options is a highly specialized activity and entails greater than ordinary investment risks. The successful use of options depends in part on the ability of the sub-adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.
•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•	Non-Diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.
•	Energy and Natural Resources Risk – Under normal circumstances, the fund concentrates its investments in the energy sector. The energy and natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The fund’s investments in energy companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.
•	MLP Risk. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the fund invests in the equity securities of an MLP, the fund will be a limited partner or member in such MLP. Accordingly, the fund will be required to include in its taxable income the fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the fund. The fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset

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by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the fund.

Because of the fund’s investments in equity securities of MLPs, the fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the fund or the MLP investments in which the fund invests.

•	U.S. Royalty Trust Structure Risk. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
•	Borrowing (Leverage) Risk. Borrowing money to increase the fund’s combined long and short exposure and to seek to enhance returns creates special risks. The use of leverage may make any change in the fund’s net asset value even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund return. To the extent the investment returns derived from securities purchased with borrowed funds exceed the interest the fund will have to pay, the fund’s return would be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund would be less than if leverage were not used. In such a case, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value of the fund’s shares.
•	Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with a similar security. Therefore, the segregation of a large percentage of the fund’s assets could possibly hinder management of the fund or the fund’s ability to meet redemption requests or other current obligations.
•	Small- and Mid-Capitalization Companies Risk. Historically, stocks of small- and mid- capitalization companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some fund’s small cap holdings may be considered or become illiquid. Similarly, small- and mid-sized MLPs and U.S. royalty trusts may be more vulnerable to adverse business or economic interests.

OTHER POLICIES

Temporary Defensive Position. In order to respond to market, economic or other conditions, the fund may assume a temporary defensive position and invest without limit in U.S. Treasury instruments or money market instruments. The result of this action may be that the fund will be unable to achieve its objective.

UNDERSTANDING FUND FEES AND EXPENSES

SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

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FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which a fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund’s investment program.

DISTRIBUTION (RULE 12b-1) FEES

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

DISCLOSURE OF PORTFOLIO HOLDINGS

A full schedule of portfolio holdings for the fund, current as of month-end, will be available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the Trust files a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

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THE INVESTMENT ADVISER

The Trust’s investment adviser and manager is Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, NY 10019. The adviser was founded in 1989.

The adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of the subadviser. Subject to the approval of the Trust’s Board, the adviser also establishes and modifies whenever necessary the investment strategies of the fund. In return for these services, the adviser receives a fee as described in the table below. The subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to the fund. The adviser pays a subadvisory fee to the subadviser out of its own assets. The fund is not responsible for paying any portion of the subadvisory fee to the subadviser.

As compensation for advisory services, the adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:

Average Daily Net Assets	Base Fee Rate[1]
First $500 million	1.00%
More than $500 million and up to $1 billion	0.95%
More than $1 billion and up to $3 billion	0.90%
Over $3 billion	0.85%

1The adviser has agreed to waive all or a portion of its management fee and reimburse certain other expenses, to the extent required to reduce total operating expenses to specified levels as described earlier in this prospectus.

The Subadviser

ELCO Management Co. LLC

ELCO Management Co., LLC (“ELCO”) is a registered investment adviser incorporated in the state of New York. ELCO has been providing investment advisory services to hedge funds and separate accounts that focus on the energy industry since 1995. ELCO is located at 1325 Avenue of the Americas, New York, NY.

A discussion regarding the basis for the Board’s approval of the fund’s investment advisory and subadvisory agreements will be available in the fund’s annual report to shareholders for the annual period ended _______, 2013.

The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. More information regarding the adviser, aggregate fees paid to the adviser and subadvisers for the most recent fiscal year and the portfolio managers can be found in the Trust’s SAI.

Portfolio Management Team

The fund is managed by a team of investment professionals that is led by Paul Elliot, CFA, and Dan Tulis, CFA. . Mr. Elliot is primarily responsible for the day to day management of the fund. The following are members of the portfolio management team:

Portfolio Manager	Portfolio Manager Since
Paul Elliot, CFA, Founder Mr. Elliot has more than 30 years of portfolio management and research experience. He founded ELCO Management in 1995. Prior to ELCO, he was a managing director of Dominick & Dominick and a Partner and Senior Research Analyst of SG Cowen.	2012
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Dan Tulis, CFA, Chief Investment Officer Mr. Tulis has more than 30 years research and portfolio management experience. He joined ELCO in 2002 as Chief Investment Officer. Prior to ELCO, he was Managing Director, Head of Energy Research at Banc of America.	2012
James Elliot, CFA, Portfolio Manager and Senior Analyst Mr. Elliot has more than 15 years of research and portfolio management experience. He joined the firm in 1995 as a Portfolio Manager. Prior to joining ELCO, he was a Portfolio Manager, Research Analyst and Trader for Cowen Asset Management from 1992 - 2002.	2012
William Maze, Strategist and Portfolio Manager Mr. Maze has more than 18 years of research and portfolio management experience. Prior to joining ELCO in 2012 as a Strategist and Portfolio Manager, he was Co-Manager of Ecofin Ltd.,(2005-2011); and served as the head of research for Neuberger Berman’s Utility, MLP, Coal and Energy Technology group, (2003-2005).	2012
Paul Doran, Analyst, Trader, Risk Officer Mr. Doran has more than 7 years of research, trading, and risk management experience. Prior to joining ELCO in 2007 as analyst, he was employed at UBS Financial Services.	2012

The SAI provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of securities in the fund.

Your Account

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges, and transaction volume — that should influence your investment decisions.

DISTRIBUTION AND SERVICE FEES

The fund has adopted a distribution and service plan under Rule 12b-1 for each class of shares whereby these funds pay the distributor for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. The distributor and/or the adviser may (and currently do) pay significant amounts to intermediaries, such as banks, broker-dealers, and other service providers, that provide these services. The distributor and/or the adviser may make these payments from its distribution fee or management fee revenue, past profits or other resources. The SAI contains further details about these payments. Please speak with your investment professional to learn more about any payments his or her firm may receive from the distributor or the adviser, as well as fees and/or commissions the intermediary charges.

You should also consult disclosures made by your investment professional at the time of purchase. If mutual fund sponsors and their affiliates make distribution-related payments in varying amounts, investment professionals may have an incentive to recommend one mutual fund over another. Similarly, investment professionals that receive more distribution assistance for one share class versus another may have an incentive to recommend that class over another.

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CHOOSING A SHARE CLASS

Why Different Share Classes?

By offering different share classes, the fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

The Burnham Energy Income and MLP Fund offers shares in Class A and Class C in this prospectus. The Burnham Energy Income and MLP Fund also offers shares in Class I which are offered in a separate prospectus.

Class A Sales Charges	Amount Invested	Sales Charge % Offering Price	% NAV
• The front-end sales charge decreases with the amount you invest and is included in the offering price. See schedule of breakpoints below. • Rule 12b-1 fee of 0.30% annually of average NAV for the Burnham Energy Income and MLP Fund.	less than $50,000	5.00%	5.26%
	$50,000-$99,999	4.50%	4.71%
	$100,000-$249,999	4.00%	4.17%
	$250,000-$499,999	3.00%	3.09%
	$500,000-$999,999	2.00%	2.04%
	$1,000,000 and above	--*	--*

*PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES). The following contingent deferred sales charge (“CDSC”) will be imposed on investments over $1 million if shares are redeemed within two years after purchase. The charge is calculated from the NAV at the time of purchase or redemption, whichever is lower.

Purchase-to-Sale Period CDSC
Year 1	1.00%
Year 2	0.50%

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

  Represent increases in the NAV above the net cost of the original investment
  Were acquired through reinvestment of dividends or distributions
Class C Deferred Sales Charge
  CDSC of 1.00% for a purchase to redemption period of less than one year. No sales charge thereafter.
  Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV.
  Maximum purchase $500,000.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment
•	Were acquired through reinvestment of dividends or distributions
•	Class C shares do not convert to any other class of shares
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SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

•	Officers, directors, trustees, employees of the adviser, the fund’s distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people
•	Employee benefit plans having more than 25 eligible employees or a minimum of $250,000 in plan assets
•	Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans
•	Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
•	Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust
•	Individuals investing distributions from tax-deferred savings and retirement plans
•	All retirement plan transfer of assets established directly with the Trust utilizing BNY Mellon Investment Servicing Trust Company as the plan’s custodian

CDSC charges will be waived on redemptions of Class C shares in connection with:

•	Distributions from certain employee tax-qualified benefit plans
•	Any shareholder’s death or disability
•	Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

Information with respect to sales charges is available on the Trust’s website at www.burnhamfunds.com.

Class C shares may not be suitable for investors that anticipate withdrawing more than 10% of the account’s original value per annum.

WAYS TO REDUCE SALES CHARGES

Under certain conditions, investors can reduce or eliminate sales charges on Class A shares provided that sufficient identifying information is supplied at the time of each purchase.

COMBINED PURCHASE

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Your total aggregate shares held in any Burnham fund, regardless of share class, should be taken into consideration when calculating your combined total.

Right of Accumulation

If you, your spouse or any children under the age of 21 already hold shares of any fund, the sales charge rate on additional purchases of Class A shares can be based on your total aggregate shares. Your total aggregate shares held in any Burnham fund, regardless of share class, should be taken into consideration when calculating your combined total.

Letter of Intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Please note:

You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges at the time of each purchase. Additional information concerning sales charges is available in the SAI.

Short-term redemption fee

The fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the fund for expenses

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directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

•	Shares acquired through reinvestment of dividends and other distributions;
•	Shares of a fund in an account that is closed by the fund because it fails to meet the fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and
•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.

The fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Trust will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

•	Any shareholder’s death or disability;
•	Minimum required distributions from retirement accounts;
•	Return of excess contributions in retirement accounts; and
•	Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The Trust will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

Calculation of net asset value

The fund calculates its NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open for regular trading. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

The NAV of each class of the fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. The fund values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, the fund will use a security’s fair value pursuant to procedures approved by the Board. The use of fair value pricing by the fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by the fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by the fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of the fund’s NAV by short-term traders. While the Trust has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund may change on days when shareholders cannot purchase or redeem shares.

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Important information about opening a new account with the Burnham Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust’s New Account Application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close your account if it is unable to verify your identity.

The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

How to Buy Shares

Minimum Purchase Amount	Initial Purchase	Subsequent Purchases
Individual retirement and minor custodial accounts	$100	$50
Automatic investment program	$100	$50
All other accounts and programs	$2,500	$500
These amounts may be waived or changed at the Trust’s discretion.
Method		Procedure
Mail	Open an account	Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.

	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.
Federal Funds Wire	Subsequent purchase

This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below. Please contact the transfer agent at 1-800-462-2932 for wire instructions.

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Automatic Investment Program

You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. Your investment may come from your bank account.

You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer	To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.
Authorized Broker/Dealer or Investment Professional

Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

How to Exchange and Redeem Shares

Method	Procedure
By Mail

Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “Burnham Investors Trust” to the address below. Please be sure to specify:

•           the fund

•           account number

•           the dollar value or number of shares you wish to sell

Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below)

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Method	Procedure
By Telephone

As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional

If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Systematic Withdrawal Plans

If you have a share balance of at least $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire

Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

By exchange

Read this prospectus before making an exchange. Class A shares of different Burnham funds have different Rule 12b-1 fees. You will pay more in ongoing Rule 12b-1 expenses if you exchange Class A shares out of the Burnham Fund or Burnham Financial Services Fund and into the Burnham Financial Industries Fund or Burnham Energy Income and MLP Fund. Call Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

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Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

TRANSACTION POLICIES

Paying for shares

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund shares purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

Third party checks

Third party checks will not be accepted.

Federal funds wires

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Telephone transactions

The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Regular Investing and Dollar-Cost Averaging

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other Policies

Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares
•	Reject any exchange or investment order
•	Change, suspend or revoke exchange privileges
•	Suspend the telephone order privilege without advance notice to shareholders
•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders
•	Suspend or postpone your right to sell fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission
•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

Redeeming Shares

You may redeem your shares in the Trust on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed
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•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

What is a medallion signature guarantee?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares
•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record
•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance
•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege

Exchanges of shares have the same tax consequences as redemptions. The Trust’s general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class without paying additional sales charges. Special tax rules may apply. See the “Taxes” section of the Trust’s SAI. The fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the applicable fund.

The fund may restrict or cancel the exchange privilege of any person that, in the opinion of the fund, is using market timing strategies.

Excessive Trading Policy

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The Board has adopted policies and procedures designed to discourage short-term trading of fund shares. Fund shares are not intended for market timing or excessive trading and no fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds. This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 30 days of each other.

Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect

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and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to the fund.

Small Account Balances

The Trust reserves the right to close your account if your balance falls below $1,000. This minimum does not apply to accounts that are not subject to a minimum investment requirement of $1,000. The fund may assess a fee of $20 annually for accounts that do not meet this minimum amount.

Escheatment of Shares to States

If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state.

Reinstatement Privilege (Class A Shares)

A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Trust.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same fund, part or all of such loss may not be currently deductible for such tax purposes. See the “Taxes” section of the Trust’s SAI for further details on the application of these rules to shareholders.

The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a fund to his or her IRA or other tax-qualified retirement plan account.

Systematic Withdrawal Plan

A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

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The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV (for Class A shares) or less the appropriate CDSC (for Class C shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents

With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

TAX CONSIDERATIONS AND DISTRIBUTIONS

The fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from the fund will be reinvested in the fund. However, if you prefer you may:

•	Receive all distributions in cash or
•	Reinvest capital gains distributions but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax or dividends and distributions from the fund or the sale of the fund shares, if those amounts remain in the tax-deferred account.

Type of Distribution	Declared & Paid	Federal Tax Status

Dividends from Net Investment Income	quarterly	ordinary income or qualified dividend income
Short-Term Capital Gains	annually	ordinary income
Long-Term Capital Gains	annually	ordinary income

Dividends from net investment income the fund, are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Distributions from the Burnham Energy Income and MLP Fund are expected to be primarily from capital gains. Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income.

The fund may also pay dividends and distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

The fund will report items of income, return of capital and gain or loss to you on Form 1099. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Prior to issuing your statement, the fund makes every effort to obtain correct information regarding fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the fund will send you a corrected Form 1099 to reflect changes in information regarding fund income. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

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It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

To the extent that the fund invests a portion of its assets in MLPs and royalty trusts, fund distributions attributable from those entities will generally not constitute “qualifying dividends” for purposes of the 15% rate.

You should consult your tax adviser about your own particular tax situation.

Buying Shares Before a Distribution

The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding

When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require the fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require the fund to backup withhold even when an appropriate number has been provided by a shareholder.

Cost Basis Reporting

A fund (or its agent) must report to the IRS and furnish to fund shareholders cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. The funds have selected average cost as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the funds for further information.

Retirement Plans

We offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.

ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.

SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAs). Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

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Financial Highlights

No financial information is presented for the fund because it had not commenced operations prior to the date of this prospectus.

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Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the fund’s investments. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during the last fiscal year, detailed performance data, a complete inventory of the fund’s securities and a report from the fund’s independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the fund. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

How to Contact Us

You can obtain these documents free of charge on the Trust’s website at www.burnhamfunds.com, or by contacting your dealer or:

Distributor:

Burnham Securities Inc.

1325 Avenue of the Americas, 26th Floor

New York, NY 10019

phone: 1-800-874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

SEC file number: 811-994

XXXXX, 2012

Prospectus

This information in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Burnham Energy Income and MLP Fund	THE BURNHAM FAMILY OF FUNDS
B[ ]X (Class I)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Be sure to read this prospectus before investing in the fund.

Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Burnham Energy Income and MLP Fund

INVESTMENT OBJECTIVE: The fund primarily seeks above average income and secondarily seeks growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 16. of this prospectus and the “Purchase and Redemption of Shares” section on page 25 of the fund’s Statement of Additional Information (the “SAI”).

Fee Table

Class I
Shareholder Fees (paid directly from your investment)
Maximum redemption fee (as a % of redemption proceeds)	2.00%
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Other expenses[1]	1.13%
Total Annual Operating Expenses[2]	2.13%
Expense Reimbursement	0.65%
Total Annual Operating Expenses After Expense Recoupment	1.48%

[1]	Because the fund is a new fund, “other expenses” are based on estimated amounts for the current fiscal year.
[2]	Burnham Asset Management Corp. (the “adviser”) has agreed to waive all or a portion of its management fees and reimburse certain other expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.48% of the average daily net assets attributable to Class I shares. Pursuant to the expense limitation agreement, any waivers and reimbursements made by the adviser to the fund are subject to recoupment by the adviser within three years, provided the fund is able to effect repayment and remain in compliance with the expense limitation. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). This expense limitation agreement is effective for the period beginning ________, 2013 and will terminate on ________, 2013, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust’s Board.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example

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gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I	$151	$604

The Class I shares of this fund are not subject to sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your Class I shares at the end of a period.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had not yet commenced operations as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities (including common stocks and preferred stocks) of U.S. companies, master limited partnerships (MLPs), and U.S. royalty trusts in the “Energy Value Chain”. The fund’s sub-adviser considers the Energy Value Chain to include companies in the energy infrastructure sector and natural resources sector that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy.

The fund will concentrate its investments (i.e., more than 25% of its assets) in Energy Value Chain companies. The fund may invest in companies of any size, including small and mid-capitalization companies.

The sub-adviser’s strategy emphasizes both top-down macro analysis and bottom-up fundamental research. The Energy Value Chain is a large investment universe and is generally populated by asset-backed businesses that provide essential services and fuels to the broader economy. The sub-adviser believes that these companies typically provide a high level of cash flows, dividend yields and growth. The Energy Value Chain universe also contains both defensive oriented securities as well as more aggressive growth investments. The sub-adviser intends to allocate assets between these two styles according to prevailing broader market conditions in an effort to maximize returns while attempting to limit volatility.

In selecting stocks, the sub-adviser employs sector expertise and an intensive bottom-up fundamental research driven process. Top down themes are developed by analyzing current industry trends. Securities are selected on several criteria including:

  Leverage to broader investment themes
  Stability of underlying business and earnings growth
  Strength of management
  Quality of balance sheet
  Cash flow analysis
  Distributable cash analysis of MLPs

The fund may also invest in the securities of publicly traded companies in the sectors and industries listed above involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).

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MLPs are generally organized under state law as limited partnerships or limited liability companies. The fund intends to invest in MLPs (up to 25% of net asset value) receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.

U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts generally do not acquire new properties and have no employees or other operations. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the fund will have less after-tax cash available for distribution to shareholders. As a result, the fund is limited to investing no more than 10% in U.S. royalty trusts.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. New regulations may make derivatives more costly or may limit the availability of derivatives. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to use negative information about companies gained from the adviser’s research to the fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

For temporary or emergency purposes or to seek to increase total return (e.g., in order to take advantage of opportunities to buy more securities), the fund may borrow from banks an amount up to one-third of the value of its assets (including the amount borrowed). The sub-adviser will employ risk management techniques and will deleverage when it determines that market conditions require deleveraging.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds

PRINCIPAL RISKS

The principal risks of investing in the fund are the performance of the stock market, especially stocks of the energy sector and natural resource sector. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
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•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.
•	Sector Concentration Risk – The fund’s investments will be concentrated in the energy and natural resources sector. The focus of the fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors. The fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.
•	Derivative Instruments Risk – Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. Writing put and call options is a highly specialized activity and entails greater than ordinary investment risks. The successful use of options depends in part on the ability of the sub-adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.
•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•	Non-Diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.
•	Energy and Natural Resources Risk – Under normal circumstances, the fund concentrates its investments in the energy and natural resources sector. The energy and natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The fund’s investments in energy companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies and other governmental regulation, natural events (such as earthquakes, hurricanes, or fires) and political events. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.
•	MLP Risk. – MLP risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock. The fund must include its allocable share of the MLP's taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the fund may have to liquidate securities to make required distributions to the fund's shareholders. MLPs also have historically shown sensitivity to interest rate movements. The prices of MLPs may be sensitive to fluctuations in interest rates and may decline when interest rates rise.
•	U.S. Royalty Trust Structure Risk. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
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•	Borrowing (Leverage) Risk. Borrowing money to increase the fund’s combined long and short exposure and to seek to enhance returns creates special risks. The use of leverage may make any change in the fund’s net asset value even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund return. To the extent the investment returns derived from securities purchased with borrowed funds exceed the interest the fund will have to pay, the fund’s return would be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund would be less than if leverage were not used. In such a case, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value of the fund’s shares.
•	Small- and Mid-Capitalization Companies Risk. Historically, stocks of small- and mid- capitalization companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some fund’s small cap holdings may be considered or become illiquid. Similarly, small- and mid-sized MLPs and U.S. royalty trusts may be more vulnerable to adverse business or economic interests.

PAST PERFORMANCE

Because the fund is a new fund and does not have a full calendar year of performance, no performance information has been included.

ADVISER

The fund is advised by Burnham Asset Management Corp.

Subadviser

ELCO Management LLC (“ELCO”) is the subadviser.

PORTFOLIO MANAGERS

The fund is managed by a team of investment professionals led by Paul Elliot, CFA, and Dan Tulis, CFA. Mr. Elliot is the founder of ELCO and is primarily responsible for the day to day management of the fund. ELCO was founded in 1995. The following are other members of the portfolio management team:

Portfolio Manager	Fund’s Portfolio Manager Since

Dan Tulis, CFA, Chief Investment Officer, ELCO	2012
James Elliot, CFA, Portfolio Manager and Senior Analyst	2012
William Maze, Strategist and Portfolio Manager	2012
Paul Doran, Analyst, Trader, Risk Officer	2012

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and all other accounts is $2 million ($50,000 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence,

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Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 17 of this prospectus.

TAX INFORMATION

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information

The Burnham
Family of Funds

Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share Burnham’s fundamental philosophy of prudent investment and risk management.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the fund or by the distributor to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such an offer.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Information relating to the fund in this section is in addition to the information included in the Summary section for the fund.

Burnham Energy Income and MLP Fund

INVESTMENT OBJECTIVE: The fund primarily seeks above average income and secondarily seeks growth. The fund’s objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days notice to shareholders.

Is the Burnham Energy Income and MLP Fund for You?

Burnham Energy Income and MLP Fund is best suited for investors who:

•	Are investing for the long-term
•	Believe that the energy infrastructure sector offers attractive long-term growth opportunities
•	Wish to increase their current income with exposure to growing dividends and distributions
•	Seek potential for more capital growth than might be achieved in a sector-diversified fund
•	Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines
•	Do not wish to invest in a concentrated portfolio of energy-related companies
•	Are not investing for the long-term

How the Fund Selects Securities

In selecting stocks, the fund’s sub-adviser seeks current income and dividend growth of companies with the following characteristics:

•	Capable management
•	Attractive business niches
•	Sound financial and accounting practices
•	Demonstrated ability to sustain growth in revenues, earnings and cash flow
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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities (including common stocks and preferred stocks) of U.S. companies, master limited partnerships (MLPs), and U.S. royalty trusts in the “Energy Value Chain”. The fund’s sub-adviser considers the Energy Value Chain to include companies the energy and natural resources sectors that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy.

The fund will concentrate its investments (i.e., more than 25% of its assets) in Energy Value Chain companies. The fund may invest in companies of any size, including small and mid-capitalization companies, MLPs and U.S. Royalty trusts.

The sub-adviser’s strategy emphasizes both top-down macro analysis and bottom-up fundamental research. The Energy Value Chain is a large investment universe and is generally populated by asset-backed businesses that provide essential services and fuels to the broader economy. The sub-adviser believes that these companies typically provide a high level of cash flows, dividend yields and growth. The Energy Value Chain universe also contains both defensive oriented securities as well as more aggressive growth investments. The sub-adviser intends to allocate assets between these two styles according to prevailing broader market conditions in an effort to maximize returns while attempting to limit volatility.

In selecting stocks, the sub-adviser employs sector expertise and an intensive bottom-up fundamental research driven process. Top down themes are developed by analyzing current industry trends. Securities are selected on several criteria including:

  Leverage to broader investment themes
  Stability of underlying business and earnings growth
  Strength of management
  Quality of balance sheet
  Cash flow analysis
  Distributable cash analysis of MLPs

Master Limited Partnerships, commonly referred to as “MLPs,” are generally organized under state law as limited partnerships or limited liability companies. The fund intends to invest in MLPs (up to 25% of net asset value) receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for United States federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts generally do not acquire new properties and have no employees or other operations. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given

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year. In such a case, the fund will have less after-tax cash available for distribution to shareholders. As a result, the fund is limited to investing no more than 10% in U.S. royalty trusts.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. New regulations may make derivatives more costly or may limit the availability of derivatives. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options. The sub-adviser may initiate options positions and option/stock combination strategies (e.g. covered calls) in the fund. While the primary use of the options positions will be to generate additional income in the fund, the options positions may also allow the portfolio manager to purchase or sell the underlying stock at what the sub-adviser believes to be a fundamentally attractive price. More specifically, the fund may write covered call options on a security in order to collect the related premium on the call option and establish a sale price for the related security the sub-adviser believes to be attractive. The fund may also write put options on a security in order to collect the related premium on the put option and acquire the related security at a price the sub-adviser believes to be attractive.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to use negative information about companies gained from the adviser’s research to the fund’s advantage. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain daily a segregated account with a broker or custodian, as required by law. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

For temporary or emergency purposes or to seek to increase total return (e.g., in order to take advantage of opportunities to buy more securities), the fund may borrow from banks an amount up to one-third of the value of its assets (including the amount borrowed). The sub-adviser will employ risk management techniques and will deleverage when it determines that market conditions require deleveraging.

The fund may also invest in the securities of publicly traded companies in the sectors and industries listed above involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). A variety of strategies can be employed to capitalize on the mispricing of investment instruments issued by these companies during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds.

PRINCIPAL RISKS

The principal risks of investing in the fund are the performance of the stock market, especially stocks of the energy sector. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
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•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.
•	Sector Concentration Risk – The fund’s investments will be concentrated in the energy sector. The focus of the fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.
•	Derivative Instruments Risk – Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. Writing put and call options is a highly specialized activity and entails greater than ordinary investment risks. The successful use of options depends in part on the ability of the sub-adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets.
•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•	Non-Diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.
•	Energy and Natural Resources Risk – Under normal circumstances, the fund concentrates its investments in the energy sector. The energy and natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The fund’s investments in energy companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.
•	MLP Risk. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the fund invests in the equity securities of an MLP, the fund will be a limited partner or member in such MLP. Accordingly, the fund will be required to include in its taxable income the fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the fund. The fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset

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by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the fund.

Because of the fund’s investments in equity securities of MLPs, the fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the fund or the MLP investments in which the fund invests.

•	U.S. Royalty Trust Structure Risk. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
•	Borrowing (Leverage) Risk. Borrowing money to increase the fund’s combined long and short exposure and to seek to enhance returns creates special risks. The use of leverage may make any change in the fund’s net asset value even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund return. To the extent the investment returns derived from securities purchased with borrowed funds exceed the interest the fund will have to pay, the fund’s return would be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund would be less than if leverage were not used. In such a case, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value of the fund’s shares.
•	Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with a similar security. Therefore, the segregation of a large percentage of the fund’s assets could possibly hinder management of the fund or the fund’s ability to meet redemption requests or other current obligations.
•	Small- and Mid-Capitalization Companies Risk. Historically, stocks of small- and mid- capitalization companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some fund’s small cap holdings may be considered or become illiquid. Similarly, small- and mid-sized MLPs and U.S. royalty trusts may be more vulnerable to adverse business or economic interests.

OTHER POLICIES

Temporary Defensive Position. In order to respond to market, economic or other conditions, the fund may assume a temporary defensive position and invest without limit in U.S. Treasury instruments or money market instruments. The result of this action may be that the fund will be unable to achieve its objective.

UNDERSTANDING FUND FEES AND EXPENSES

SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

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FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which a fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund’s investment program.

DISTRIBUTION (RULE 12b-1) FEES

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

DISCLOSURE OF PORTFOLIO HOLDINGS

A full schedule of portfolio holdings for the fund, current as of month-end, will be available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the Trust files a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

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THE INVESTMENT ADVISER

The Trust’s investment adviser and manager is Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, NY 10019. The adviser was founded in 1989.

The adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of the subadviser. Subject to the approval of the Trust’s Board, the adviser also establishes and modifies whenever necessary the investment strategies of the fund. In return for these services, the adviser receives a fee as described in the table below. The subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to the fund. The adviser pays a subadvisory fee to the subadviser out of its own assets. The fund is not responsible for paying any portion of the subadvisory fee to the subadviser.

As compensation for advisory services, the adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:

Average Daily Net Assets	Base Fee Rate[1]
First $500 million	1.00%
More than $500 million and up to $1 billion	0.95%
More than $1 billion and up to $3 billion	0.90%
Over $3 billion	0.85%

1The adviser has agreed to waive all or a portion of its management fee and reimburse certain other expenses, to the extent required to reduce total operating expenses to specified levels as described earlier in this prospectus.

The Subadviser

ELCO Management Co. LLC

ELCO Management Co., LLC (“ELCO”) is a registered investment adviser incorporated in the state of New York. ELCO has been providing investment advisory services to hedge funds and separate accounts that focus on the energy industry since 1995. ELCO is located at 1325 Avenue of the Americas, New York, NY.

A discussion regarding the basis for the Board’s approval of the fund’s investment advisory and subadvisory agreements will be available in the fund’s annual report to shareholders for the annual period ended _______, 2013.

The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. More information regarding the adviser, aggregate fees paid to the adviser and subadvisers for the most recent fiscal year and the portfolio managers can be found in the Trust’s SAI.

Portfolio Management Team

The fund is managed by a team of investment professionals that is led by Paul Elliot, CFA, and Dan Tulis, CFA. . Mr. Elliot is primarily responsible for the day to day management of the fund. The following are members of the portfolio management team:

Portfolio Manager	Portfolio Manager Since
Paul Elliot, CFA, Founder Mr. Elliot has more than 30 years of portfolio management and research experience. He founded ELCO Management in 1995. Prior to ELCO, he was a managing director of Dominick & Dominick and a Partner and Senior Research Analyst of SG Cowen.	2012
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Dan Tulis, CFA, Chief Investment Officer Mr. Tulis has more than 30 years research and portfolio management experience. He joined ELCO in 2002 as Chief Investment Officer. Prior to ELCO, he was Managing Director, Head of Energy Research at Banc of America.	2012
James Elliot, CFA, Portfolio Manager and Senior Analyst Mr. Elliot has more than 15 years of research and portfolio management experience. He joined the firm in 1995 as a Portfolio Manager. Prior to joining ELCO, he was a Portfolio Manager, Research Analyst and Trader for Cowen Asset Management from 1992 - 2002.	2012
William Maze, Strategist and Portfolio Manager Mr. Maze has more than 18 years of research and portfolio management experience. Prior to joining ELCO in 2012 as a Strategist and Portfolio Manager, he was Co-Manager of Ecofin Ltd.,(2005-2011); and served as the head of research for Neuberger Berman’s Utility, MLP, Coal and Energy Technology group, (2003-2005).	2012
Paul Doran, Analyst, Trader, Risk Officer Mr. Doran has more than 7 years of research, trading, and risk management experience. Prior to joining ELCO in 2007 as analyst, he was employed at UBS Financial Services.	2012

The SAI provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of securities in the fund.

Your Account

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges, and transaction volume — that should influence your investment decisions.

Short-term redemption fee

The fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

•	Shares acquired through reinvestment of dividends and other distributions;
•	Shares of a fund in an account that is closed by the fund because it fails to meet the fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and
•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.

The fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the

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individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Trust will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

•	Any shareholder’s death or disability;
•	Minimum required distributions from retirement accounts;
•	Return of excess contributions in retirement accounts; and
•	Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The Trust will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

Calculation of net asset value

The fund calculates its NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open for regular trading. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

The NAV of each class of the fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. The fund values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, the fund will use a security’s fair value pursuant to procedures approved by the Board. The use of fair value pricing by the fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by the fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by the fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of the fund’s NAV by short-term traders. While the Trust has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund may change on days when shareholders cannot purchase or redeem shares.

Important information about opening a new account with the Burnham Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust’s New Account Application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close your account if it is unable to verify your identity.

The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

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How to Buy Shares

Minimum Purchase Amount	Initial Purchase	Subsequent Purchases
CLASS I SHARES	$2 million	$50,000

You may buy Class I shares without paying a sales charge. The Class I shares are available to all investors directly from the Trust or through a financial intermediary, including but not limited to, financial advisors, retirement plans, broker-dealers and bank trust departments. To meet the minimum investment of $2,000,000, investors may consider aggregating multiple accounts with common ownership and financial advisors may consider aggregating multiple client accounts within the Trust. Class I share accounts offered through a service organization may meet the $2,000,000 minimum investment amount by aggregating multiple accounts within the Trust. Exceptions to the Class I share minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Trust. The Trust reserves the right to change the amount of minimums through service organizations from time to time or to waive them in whole or in part.

Method		Procedure
Mail	Open an account	Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.

	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.
Federal Funds Wire	Subsequent purchase

This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below. Please contact the transfer agent at 1-800-462-2932 for wire instructions.

Automatic Investment Program

You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. Your investment may come from your bank account.

You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

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Method	Procedure
Authorized Broker/Dealer or Investment Professional

Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

How to Exchange and Redeem Shares

Method	Procedure
By Mail

Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “Burnham Investors Trust” to the address below. Please be sure to specify:

•           the fund

•           account number

•           the dollar value or number of shares you wish to sell

Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below)

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Method	Procedure
By Telephone

As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional

If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Systematic Withdrawal Plans

If you have a share balance of at least $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire

Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

TRANSACTION POLICIES

Paying for shares

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund shares purchases by check, if your check does not clear for

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any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

Third party checks

Third party checks will not be accepted.

Federal funds wires

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Telephone transactions

The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Regular Investing and Dollar-Cost Averaging

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other Policies

Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares
•	Reject any exchange or investment order
•	Change, suspend or revoke exchange privileges
•	Suspend the telephone order privilege without advance notice to shareholders
•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders
•	Suspend or postpone your right to sell fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission
•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

Redeeming Shares

You may redeem your shares in the Trust on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed
•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

What is a medallion signature guarantee?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

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You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares
•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record
•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance
•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege

In general, exchanges of shares have the same tax consequences as redemptions. As of the date of this prospectus, the exchange privilege is currently not available for Class I shares. Special tax rules may apply. See the “Taxes” section of the Trust’s SAI. The fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the applicable fund.

The fund may restrict or cancel the exchange privilege of any person that, in the opinion of the fund, is using market timing strategies.

Excessive Trading Policy

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The Board has adopted policies and procedures designed to discourage short-term trading of fund shares. Fund shares are not intended for market timing or excessive trading and no fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds. This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 30 days of each other.

Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to the fund.

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Small Account Balances

The Trust reserves the right to close your account if your balance falls below $1,000. This minimum does not apply to accounts that are not subject to a minimum investment requirement of $1,000. The fund may assess a fee of $20 annually for accounts that do not meet this minimum amount.

Escheatment of Shares to States

If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state.

Systematic Withdrawal Plan

A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV (for Class A shares) or less the appropriate CDSC (for Class C shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents

With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

TAX CONSIDERATIONS AND DISTRIBUTIONS

The fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from the fund will be reinvested in the fund. However, if you prefer you may:

•	Receive all distributions in cash or
•	Reinvest capital gains distributions but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax or dividends and distributions from the fund or the sale of the fund shares, if those amounts remain in the tax-deferred account.

Type of Distribution	Declared & Paid	Federal Tax Status

Dividends from Net Investment Income	quarterly	ordinary income or qualified dividend income
Short-Term Capital Gains	annually	ordinary income
Long-Term Capital Gains	annually	ordinary income

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Dividends from net investment income the fund, are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Distributions from the Burnham Energy Income and MLP Fund are expected to be primarily from capital gains. Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income.

The fund may also pay dividends and distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

The fund will report items of income, return of capital and gain or loss to you on Form 1099. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Prior to issuing your statement, the fund makes every effort to obtain correct information regarding fund income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the fund will send you a corrected Form 1099 to reflect changes in information regarding fund income. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

To the extent that the fund invests a portion of its assets in MLPs and royalty trusts, fund distributions attributable from those entities will generally not constitute “qualifying dividends” for purposes of the 15% rate.

You should consult your tax adviser about your own particular tax situation.

Buying Shares Before a Distribution

The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding

When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require the fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require the fund to backup withhold even when an appropriate number has been provided by a shareholder.

Cost Basis Reporting

A fund (or its agent) must report to the IRS and furnish to fund shareholders cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. The funds have selected average cost as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the funds for further information.

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Retirement Plans

We offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.

ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.

SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAs). Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

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Financial Highlights

No financial information is presented for the fund because it had not commenced operations prior to the date of this prospectus.

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Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the fund’s investments. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during the last fiscal year, detailed performance data, a complete inventory of the fund’s securities and a report from the fund’s independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the fund. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

How to Contact Us

You can obtain these documents free of charge on the Trust’s website at www.burnhamfunds.com, or by contacting your dealer or:

Distributor:

Burnham Securities Inc.

1325 Avenue of the Americas, 26th Floor

New York, NY 10019

phone: 1-800-874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

SEC file number: 811-994

This information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

BURNHAM INVESTORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

BURNHAM ENERGY INCOME AND MLP FUND

B[          ]X (Class A)

B[          ]X (Class C)

B[          ] (Class I)

XXXXX, 2013

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated XXXXX, 2013, as applicable, of the Burnham Energy Income and MLP Fund (the “Fund”), each of which is incorporated by reference herein. The information in this SAI expands on information contained in the prospectus. The prospectus can be obtained without charge on the Fund’s website at www.burnhamfunds.com or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.

BURNHAM INVESTORS TRUST

Burnham Investors Trust (the “Trust”), located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of three other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust, each of which is a separate portfolio of investments with its own investment objective. The Fund is a new portfolio that will commence operations after the effectiveness of its registration with the Securities and Exchange Commission.

The Trust was organized as a Delaware statutory trust on August 20, 1998. The Trust is the surviving entity of the reorganization of the Burnham Fund, Inc. (the “Corporation”), a Maryland corporation, effected on April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, the Burnham Fund, Inc. Some of the information in this Statement of Additional Information (“SAI”) relates to the Corporation before the reorganization.

INVESTMENT TECHNIQUES AND RELATED RISKS

References in this section to the “Adviser” include Burnham Asset Management Corporation and the Fund’s sub-adviser.

EQUITY INVESTMENTS

Unless noted otherwise, the investment techniques below may be employed by the Fund.

Common Shares. Common shares represent an equity (i.e., ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred Shares. Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have less voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

Convertible Securities. Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and Rights. Warrants and rights are securities that permit, but not obligate, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.

Energy Sector Investments. The energy sector includes industries involved the production and sale of energy, including fuel extraction, manufacturing, refining and distribution. Such investments could be disproportionately affected by events affecting the energy sector, including: changes in national and international economic and

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political conditions, companies in the energy sector may fall out of favor, concentration of investments may increase the volatility of the value of the fund’s investments.

Royalty Trusts. The Fund may invest in U.S. royalty trusts and Canadian royalty trusts.

U.S. royalty trusts passively manage royalties and net working interests in mature oil and gas producing properties in the United States. U.S. royalty trusts generally do not acquire new properties and have no employees or other operations. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders. As a result, the Fund is limited to investing no more than 10% in U.S. royalty trusts.

Canadian royalty trusts are similar to U.S. royalty trusts in that the principal business of Canadian royalty trusts is the production and sale of crude oil and natural gas. Unlike U.S. royalty trusts, Canadian royalty trusts may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. Thus Canadian royalty trusts may grow through acquisition of additional oil and gas properties or producing companies with proven reserves, funded through the issuance of additional equity or debt. As a result, Canadian royalty trusts are exposed to commodity risk and production and reserve risk, as well as operating risk.

Royalty Trust Risks. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions. Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts, Canadian Royalty trusts may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They have employees, issue new shares, borrow money, acquire additional properties and may manage the resources themselves. As a result, Canadian royalty trusts are exposed to commodity risk and production and reserve risk, as well as operating risk.

General Master Limited Partnership (MLPs) and Energy Trusts. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that an MLP's interests are all in the energy and natural resources sector, the MLP will, accordingly, be negatively impacted by economic events impacting this industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Energy and Natural Resources Risk. Under normal circumstances, the Fund concentrates its investments in the energy and natural resources sector. The energy and natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or

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supplying goods or services to such companies. The Fund’s investments in energy companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation. The energy and natural resources sector includes a number of risks, including the following:

o	General MLP Risk and Energy Trust Risk – MLPs and Energy Trusts historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, MLPs and energy trusts may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, a significant portion of the market value of an MLP and energy trusts may be based upon its current yield. Accordingly, the prices of MLP units may be sensitive to fluctuations in interest rates and may decline when interest rates rise.
o	MLP Units Risk – Investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.
o	MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gain, losses, deductions and expenses. A change in current tax, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently you investment in the Fund and lower income.
o	Supply and Demand Risk – A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other. The energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies operating in the energy sector. These companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. If a supply source decides to restrict supply to the United States or is unable to meet demand, some MLP cash flows may be adversely impacted.
o	Depletion and Exploration Risk – Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities or in their transporting, storing, distributing or processing rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves.
Regulatory Risk – Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Companies that violate such regulations are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws,
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o	regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies.
o	Marine Transportation Companies Risk – Marine transportation (or “tanker” companies) are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
o	Commodity Pricing Risk – The return on investments in energy companies is partly dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of energy commodities such as natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
o	Weather Risk – Weather plays a role in the seasonality of some MLP’s cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP experience decreased demand for their product. Although most MLP can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP’s insurance premiums.
o	Cash Flow Risk – The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by its operations. Cash available for distribution by MLP will vary widely from quarter to quarter and is affected by various factors affecting the MLPs’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.
o	Acquisition Risk – The abilities of MLPs to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of MLPs, as well as significant private equity interest in midstream energy assets. Almost all MLPs have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLPs may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.
o	Catastrophe Risk – The operations of energy companies are subject to many hazards inherent in the exploring, transporting, processing, storing and distributing of energy commodities. These hazards may include damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction equipment; leaks; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and
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o	pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
o	Natural Resources Sector Risk – The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and other energy companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Utility Risk. The Fund invests in companies in the Utility industry. The following is a brief outline of risk factors associated with investment in the utilities industry.

o	Regulatory Risks – Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they also may restrict a company’s access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.
o	Natural Resources Risks – Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.
o	Environmental Risks – There are considerable costs associated with environmental compliance, nuclear waste cleanup and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.

Small Capitalization Companies. The Fund may invest in U.S. and foreign companies with market capitalizations of $2.1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Investment Companies. The Fund may acquire securities of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of such other investment company; (2) securities issued by such other investment company having an aggregate value exceeding 5% of the Fund’s total assets; or (3) securities issued by such other investment company and all other investment companies having an aggregate value exceeding 10% of the Fund’s total assets. Investing in another registered investment company may result in duplication of fees and expenses. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market funds that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Exchange-Traded Funds (“ETFs”). The Fund may invest in exchange-traded funds, including Standard & Poor’s Ratings Services (“S&P”) Depositary Receipts (“SPDRs”), Nasdaq 100 Index Tracking Stock (“QQQs”), Dow Jones Industrial Average Tracking Stock (“Diamonds”) and iSharessm exchange-traded funds (“iShares”). ETFs are

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shares of publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indices or companies in related industries. These indices may be either broad-based, sector or international. The benchmark indices of SPDRs and QQQs are the S&P 500 Composite Stock Index and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. Broad-based exchange-traded funds track a broad group of stocks from different industries and market sectors. HOLDRS (Holding company Depositary Receipts) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits under the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Because ETFs trade on an exchange, they may not trade at net asset value per share (“NAV”). Sometimes, the prices of ETFs may vary significantly from the aggregate value of the ETF’s underlying securities. If the Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities, which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

SPDRs, QQQs and Diamonds are shares of publicly-traded unit investment trusts that own the stocks in the S&P 500, Nasdaq 100 and Dow Jones Industrial Average, respectively, in approximately the same proportions as represented in each respective index. Because of the structural features of these ETFs, the Adviser believes that the movement of the share prices of SPDRs, QQQs and Diamonds should closely track the movement of each ETF’s respective index. Each tracking index program bears operational expenses, which are deducted from the dividends paid to investors in the ETF.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices or various countries and regions. iShares are listed on the New York Stock Exchange (“NYSE”) Arca. The market prices of iShares fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE Arca.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with the Real Estate Industry. Although the Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•	possible declines in the value of real estate;
•	adverse general or local economic conditions;
•	possible lack of availability of mortgage loans;
•	overbuilding;
•	extended vacancies of properties;
•	increases in competition, property taxes and operating expenses;
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•	changes in zoning or applicable tax law;
•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
•	casualty or condemnation losses;
•	uninsured damages from floods, earthquakes or other natural disasters;
•	limitations on and variations in rents; and
•	unfavorable changes in interest rates.

In addition, if the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

FIXED-INCOME INVESTMENTS

Temporary Defensive Investments. For temporary and defensive purposes, the Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. The Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. The Fund will not be achieving its primary investment objective to the extent it takes a temporary defensive position.

General Characteristics and Risks of Fixed-Income Securities. Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.

Credit Ratings. In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings represent the opinions of these agencies as to the credit quality of the securities that they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer’s creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.

After its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of the Fund, to sell the securities.

Lower Rated High Yield Fixed-Income Securities. The Fund may also invest in debt securities of any maturity, duration or credit quality, including lower rated high yield fixed-income securities, from any government or corporate issuer, U.S. or foreign. Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch Ratings, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade issuers. See Appendix A attached to this SAI for a description of the rating categories. The Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those associated with permissible rated securities.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market

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developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value the Fund’s assets. The reduced availability of reliable, objective pricing data may increase the Fund’s reliance on management’s judgment in valuing high yield bonds. To the extent that the Fund invests in these securities, the achievement of the Fund’s objective will depend more on the Adviser’s judgment and analysis than it would otherwise be. In addition, high yield securities in the Fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Corporate Debt Securities. Investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities, which meet the minimum ratings criteria. The fund’s investments in corporate bonds will generally be of short to medium-term maturities and, on average, will have a credit rating of A.

Credit Risk. Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in the Fund’s portfolio will reduce the value of the security.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute the Fund’s NAV.

Call (Prepayment) Risk and Extension Risk. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and the Fund will suffer from having to reinvest in lower yielding securities.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of the Fund’s fixed-income portfolio.

Prepayments that are faster or slower than expected may reduce the value of the affected security.

Maturity and Duration. The effective maturity of an individual portfolio security in which the Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security’s price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

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Bank and Corporate Obligations. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank (on January 1, 2014, the standard coverage limit will return, unless extended by the FDIC, to $100,000).

Repurchase Agreements. The Fund may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Fund’s custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be fully collateralized pursuant to Rule 2a-7 under the 1940 Act and may be deemed to be investments in cash or U.S. government securities.

U.S. Government Securities. U.S. Government securities include: U.S. Department of the Treasury (“Treasury”) obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, which are supported by:

•	the full faith and credit of the Treasury (such as the Government National Mortgage Association (“GNMA”));
•	the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks):
•	the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC”)): or
•	only the credit of the agency and a perceived “moral obligation” of the U.S. Government.

No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to non U.S. Governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include Treasury receipts, zero coupon bonds, Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities. The interest and principal components of stripped U.S. Government securities are traded independently. Treasury inflation-indexed obligations provide a

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measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Mortgage-Backed Securities. The Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

The Fund’s investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. The Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency Mortgage Securities. The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the Treasury. Although the U.S. Government has recently provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

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Privately-Issued Mortgage-Backed Securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. Government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Asset-Backed Securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities. The Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund’s investment objective and policies.

Floating Rate/Variable Rate Notes. Some notes purchased by the Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy the Fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet the Fund’s credit quality standards.

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The absence of an active secondary market for certain variable and floating rate notes could make it difficult for the Fund to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist, and the Fund cannot demand payment of the principal amount of such instruments within seven days.

Structured Securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-In-Kind, Delayed Payment and Zero Coupon Bonds. These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. The Fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

FOREIGN SECURITIES

The Fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Sovereign Debt Obligations. Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain

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emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor‘s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

To the extent that the Fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that the Fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of the Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by the Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may

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have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act, and, therefore, are restricted as to their resale. However, the Fund will not invest more than 15% of its net assets in illiquid investments. The Board of Trustees of the Trust (the “Board” or “Trustees”) has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain oversight as to, and are ultimately responsible for, these determinations. If the Adviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities (Rule 144A securities are unregistered securities sold by private companies to qualified institutional buyers through a broker-dealer) that the securities are liquid, they will not be subject to the 15% limit in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

DERIVATIVE INSTRUMENTS

General. The Fund may invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Fund’s transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;
•	the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and
•	entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on an Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes the Fund to additional investment risks and transaction costs. If an Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. The Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

The Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Fund may invest are described in greater detail below.

Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

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Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by: (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund’s obligation under the option; (2) entering into an offsetting forward commitment; and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”

Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. Therefore, the segregation of a large percentage of the Fund’s assets could possibly hinder management of the portfolio or the Fund’s ability to meet redemption requests or other current obligations.

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other

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investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the U.S. Commodity Futures Trading Commission (the “CFTC”). In February 2012, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a commodity pool operator under the Commodity Exchange Act if the investment company is not able to comply with certain trading and marketing limitations.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its

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current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments, which it expects to purchase. As evidence of its hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures

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contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in non-hedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these non-hedging positions will not exceed 5% of the NAV of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position, which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Foreign Currency Transactions. The Fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund’s commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

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The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Options. The Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, the Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. The Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

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The sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

U.S. dollar-denominated securities of non-U.S. companies. The Fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but may invest only up to 15% of its total assets in non-dollar-denominated securities of non-U.S. companies.

Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. The Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase.

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Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in the Fund’s losing the opportunity to obtain an advantageous price. Although the Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.

Short Sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. Short sale dividends are treated as an expense and can increase the Fund’s total expense ratio although no cash is received or paid by the Fund. To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund’s net assets.

While the Fund is short a security, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happened, the Fund would have to buy replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any gain for the Fund resulting from a short sale will be decreased and the amount of any loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

OTHER INVESTMENT PRACTICES AND RISKS

Lending Portfolio Securities. The Fund may lend its portfolio securities. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Fund may make loans only to broker-dealers who are members of NYSE, or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the Fund can terminate the loan at any time.

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Voting rights may pass with the lending of securities. In line with industry standards, proxies are not available to be voted when the shares are out on loan through the Fund’s lending program. However, the Fund will make reasonable efforts to recall lent securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Fund has, in conjunction with the securities lending agent, developed procedures reasonably designed to recall lent securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Fund that are acquired in an initial public offering (“IPO”), as discussed below, by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored. The lending of securities does not relieve the Trustees of their fiduciary obligation to vote proxies on significant matters. If management has knowledge that a material event will occur affecting an investment on loan, the Trustees would be obligated to call such loan in time to vote such proxies.

When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities, that the securities will not be returned in time for the Fund’s to exercise its voting rights, or that the Fund’s securities lending agent does not learn of an impending vote and therefore does not initiate a recall of the lent securities on the Fund’s behalf. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear any losses incurred from the investment of the collateral it receives. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.

Borrowing and Leverage. The Fund has the ability to borrow money, to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing, except that it may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender.

When the Fund borrows, it segregates or identifies securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fail to meet this 300% asset coverage requirement, it will reduce its borrowings within three days to meet the requirements. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as “leverage.” If the Fund does borrow, its expenses may be greater than comparable funds that do not borrow. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce it returns. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund’s share prices more sensitive to interest rate changes and thus might cause the Fund’s net asset value per share to fluctuate more than that of funds that do not borrow.

IPOs. The Fund may invest in IPOs. An IPO is when a company (called the issuer) issues common stock or shares to the public for the first time. Such securities are often issued by smaller, younger companies seeking capital but can also be done by large privately-owned companies looking to trade publicly.

IPO Risk. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Reverse Repurchase Agreements. The Fund may enter reverse repurchase agreements whereby the Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. The Fund continues to

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receive principal and interest payments on these securities. The Fund will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by the Fund and are subject to its investment restrictions on borrowing.

Risks of Non-Diversification. The Fund is classified as “non-diversified” under the 1940 Act. Non-diversification means that the proportion of such the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since it may invest a larger proportion of its assets in a single issuer than is permitted by the 1940 Act for a diversified fund, an investment in a non-diversified Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

Notwithstanding its non-diversified status, with respect to 50% of its total assets, the Fund may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the non-diversified Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. The restrictions in the immediately preceding sentence are non-fundamental and may be changed by the Trustees without shareholder approval. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing the Fund’s portfolio turnover rate. A high rate of portfolio turnover involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholders’ return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of: (1) 67% or more of the Fund’s voting securities present at a meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

1.	The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2.	The Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

3.	The Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through
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default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.

4.	The Fund may not purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law.

5.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6.	The Fund shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Fund will, during normal market conditions, invest at least 25% of total assets in the energy infrastructure sector and natural resources sector.

With respect to Fundamental Investment Restriction 1, the 1940 Act currently permits the Fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the Fund’s total assets at the time of borrowing.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are non-fundamental and may be modified by the Trustees without shareholder approval.

1.	The Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.

2.	The Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

3.	The Fund may not invest in a company for the purpose of exercising control or management of the company.

4.	The Fund will invest at least 80% of its assets in the energy sector. The Fund may change the policies described above upon 60 days’ notice to shareholders.

5.	The Fund, with respect to 50% of the Fund’s total assets, may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

6.	For purposes of Fundamental Investment Restriction 6, the energy infrastructure sector and natural resources sector includes companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water
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and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy.

Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

A sector of issuers in different industries is not considered to be an industry, except as stated above with respect to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the general policy of the Trust and the Fund that neither the Fund nor its service providers may selectively disclose the Fund’s portfolio holdings information to any current or potential investor in the Fund, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Fund.

The Board has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.

The Fund, like other typical mutual funds, relies on various service providers (including Burnham Asset Management Corporation, the Fund’s Adviser) and other affiliated and/or unaffiliated entities, to perform all services relating to the Fund’s operations. Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about the Fund’s current portfolio holdings. Other service providers, such as lawyers and accountants, are permitted to review information about the Fund’s current portfolio holdings on a periodic basis. In addition, if the Fund wants to sell certain securities in its portfolio, the Fund will have to identify those securities to the broker handling the sale. It is the Trust’s policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Fund’s operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.

In addition, the Trust permits disclosure of non-public portfolio holdings information to third parties in the following very limited circumstances where the Trust or a service provider has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information:

To rating agencies whose purpose in receiving that information is to compile and publish ratings and related information about the Fund, provided such rating agencies are required in writing to maintain the confidentiality of that information at least until such time that the Fund publicly disclose that information.

To third parties who perform services by contract using that information for the Trust’s or the service provider’s own use, provided such entities are required in writing to maintain the confidentiality of that information at least until such time that the Fund publicly disclose that information.

It is also the policy of the Trust that neither the Fund nor its service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about the Fund’s portfolio holdings.

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Periodic Public Disclosure

The Fund’s full portfolio holdings are filed quarterly with the Commission within the time periods prescribed by rules of the Commission. Further, information regarding the Fund’s portfolio holdings is provided to shareholders on a semi-annual basis in accordance with, and within the time periods prescribed by, rules of the Commission.

The Fund’s portfolio holdings are published monthly, with approximately a 30-day lag, on the Trust’s website. This policy is described in the Fund’s current prospectuses and may be discontinued by the Trust without notice. The Trust considers the Fund’s portfolio holdings not to be confidential on the next day after the Fund’s portfolio holdings are published on the Trust’s website.

The Fund may make information about its portfolio holdings available in other circumstances from time to time as long as the information is generally made available. Any disclosure of the Fund’s portfolio holdings information pursuant to this paragraph must be authorized in advance by the Trust’s President, an Executive Vice President or Vice President, Treasurer or Chief Compliance Officer (“CCO”). For instance, the Fund may, if so approved and to the extent consistent with Commission rules, disclose information about its portfolio holdings by one or more of the following methods: a press release through a widely circulated news or wire service; an announcement at a press conference, invitations to which are widely circulated or to which the public is generally invited; an interview with a portfolio manager of the Fund if the media through which the interview will be disseminated is broad-based, such as publication in an industry trade article or a national magazine or newspaper or shown on television or broadcast on radio; or through a filing accessible through the Commission’s EDGAR database.

To ensure compliance with this policy, service providers to the Trust may be provided non-public portfolio holdings information only to the extent necessary in connection with the provision of their services to the Trust or the Fund. All service providers that receive portfolio holdings information must have policies and procedures in place, which are designed to maintain the confidentiality of that information in accordance with the Trust’s stated portfolio holdings disclosure policy or must be otherwise subject to a duty of confidentiality. The CCO shall monitor approvals granted by Trust officers for disclosures of portfolio holdings made on a case-by-case basis to ensure that such approvals are consistent with the purposes of this policy. The CCO shall report any violations of this policy to the Trust’s Board.

The Trust seeks to avoid potential conflicts of interest between the Fund shareholders and the Trust’s service providers by notifying all service providers to comply with the foregoing portfolio holdings disclosure policy.

SERVICES FOR SHAREHOLDERS

SHAREHOLDER ACCOUNTS

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the NAV of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The Fund offers Class A and Class C shares. The Trustees and officers reserve the right to change or waive the Fund’s minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund’s best interest.

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Class I shares of the Fund are not currently being offered. Please see the applicable prospectus for further information regarding whether the Fund is currently offering shares of a particular class.

INITIAL SALES CHARGES ON CLASS A SHARES

Shares are offered at a price equal to their NAV plus a sales charge, which is imposed at the time of purchase. The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund’s current prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Amount Invested	Dealer Concession as a % of Offering Price of Shares Purchased
Less than $50,000	4.50%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.50%
$250,000 but less than $500,000	2.75%
$500,000 but less than $1,000,000	1.75%
$1,000,000 or more	See below.

OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES

Methods of obtaining a reduced sales charge referred to in the Fund’s prospectus are described in more detail below.

Sales charges may be waived for Trustees and certain affiliated persons of the Fund.

Purchases of Class A Shares of $1 Million or More. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. Burnham Securities, Inc. (the “Distributor”) may pay a commission to broker-dealers, who initiate and are responsible for such purchases, as follows:

▪	1% on amounts between $1 million and $4 million
▪	0.50% on amounts between $4 million and $10 million
▪	0.25% on the excess over $10 million

A contingent deferred sales charge (“CDSC”) will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to:

▪	1% if the redemption occurs within the first 12 months and
▪	0.50% if the redemption occurs within the next 12 months.

The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower. No sales charge will be imposed on increases in NAV, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased.

Rights of Accumulation (Class A Shares). If an investor, the investor’s spouse or any children under the age of 21 already hold shares of any Fund, the investor may qualify for a reduced sales charge on its purchase of additional Class A shares. If the value of the shares the investor currently holds in any Fund, plus the amount the investor wishes to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor’s policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or its dealer must request the discount and give the Distributor sufficient

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information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent (Class A Shares). If an investor intends to purchase Class A shares valued at $50,000 or more during a 13-month period, the investor may make the purchases under a Letter of Intent so that the initial Class A shares purchased qualify for the reduced sales charge applicable to the aggregate amount of the investor’s projected purchase. The investor’s initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

CLASS C SHARE PURCHASES

Class C shares are sold at the NAV next determined after receipt of an investor’s purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 1.00% of the gross proceeds from the sale at the time of settlement. Class C shares do not convert into any other class of shares.

If Class C shares of the Fund are redeemed within one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by calculating a percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

CLASS I SHARE PURCHASES

Class I shares are sold at the NAV next determined after receipt of an investor’s purchase order. Class I shares are not subject to an initial sales charge and are not subject to a CDSC upon redemption. Class I shares do not convert into any other class of shares. Class I shares of the Fund are not currently being offered.

EXEMPTIONS FROM CDSC

No CDSC will be imposed on Class I shares. No CDSC will be imposed on Class A or Class C shares in the following instances:

(a)	redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the NAV;
(b)	redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions; and
(c)	redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class C shares held for more than one year from the calendar month in which the shares were purchased.

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The CDSC will not apply to purchases of Class A shares at NAV described under “Waivers of Sales Charge” in the Fund’s current prospectus and will be waived for redemptions of Class A and Class C shares in connection with:

•	distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts (“IRAs”) under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans (“plans”);
•	withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class C shares); and
•	redemptions following the death or disability of a shareholder.

In determining whether the CDSC on Class A or Class C shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

REDEMPTION OF SHARES

Investors in the Fund may redeem shares on any day the Fund is open for business — normally when the NYSE is open — using the proper procedures described below. See “Net Asset Value” for a list of the days on which the NYSE will be closed.

1.	Through the Distributor or Other Participating Dealers. If an investor’s account has been established by the Distributor or a participating dealer, the investor should contact the Distributor or its account executive at a participating dealer to assist the investor with the redemption. Requests received by a dealer before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.

2.	Regular Redemption through Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A guarantee from a notary public is not acceptable. Redemption requests for $50,000 or less (whether written or telephonic), which are payable to the registered owner to the legal address of record do not require an additional medallion signature guarantee at the time of redemption.

3.	Redemption by Telephone. Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of $50,000. The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to speak with a customer service representative of the Fund. A check will be mailed to the investor on the following business day.

Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. The investor may obtain from the Distributor, the Fund or the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Fund’s procedures.

The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Fund.

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Terms of Redemptions. The amount of your redemption proceeds will be based on the NAV next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for the redemption normally will be mailed to the shareholder, except as provided below. A shareholder’s redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after the redemption is processed. If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets the Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of the Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.

The Fund reserves the right to redeem a shareholder’s account if its value is less than $2,500 due to redemptions. The affected Fund will give the shareholder 60 days’ notice to increase the account value to the minimum purchase amount. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions in Kind. Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities, as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge will be incurred and the shareholder may be subject to tax on any appreciation of such securities. The Fund will value securities distributed in an in kind redemption at the same value as is used in determining NAV.

Short-Term Redemption Fee. The Fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another Fund) within 30 days after purchase. This fee will compensate the Fund for expenses directly related to the redemption of Fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the Fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

•	Shares acquired through reinvestment of dividends and other distributions;
•	Shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);
•	Shares of the Fund in an account that is closed by the Fund because it fails to meet the Fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and
•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.

The Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The Fund will make this determination after considering, among other things, the Fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. A shareholder should consult with its retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to the shareholder’s shares.

The Fund will, upon written request, waive the redemption fee under the following circumstances (and may waive the redemption fee under other circumstances):

- Any shareholder’s death or disability;

- Minimum required distributions from retirement accounts;

- Return of excess contributions in retirement accounts; and

- Redemptions resulting in the settlement of an estate due to the death of the shareholder.

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The Fund will use the first-in, first-out method to determine a shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in an account. If the holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

REINSTATEMENT PRIVILEGE (CLASS A SHARES)

A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV (without a sales charge), provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Fund.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on a redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See “Taxes” below.

The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in the Fund to his or her IRA or other tax-qualified retirement plan account.

Purchases, Redemptions or Exchanges Through Authorized Broker-Dealers or Investment Professionals. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the current prospectuses and this SAI. Your dealer will provide you with specific information about any processing or service fees that you may be charged.

NET ASSET VALUE

The Fund determines the NAV of each class on each business day as of the close of regular trading (generally 4:00 p.m. Eastern time) on the NYSE by dividing the Fund’s net assets attributable to that class by the number of its shares of that class outstanding. If the NYSE closes early, the Fund accelerates the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Fund uses the following procedures. For purposes of determining NAV, expenses of the classes of the Fund are accrued daily and taken into account. The Fund’s maximum offering price per Class A share is determined by adding the maximum sales charge to the Class A NAV. Class C shares are offered at NAV without the imposition of an initial sales charge (Class C shares may be subject to a CDSC). Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC. (At this time, Class I shares are not currently offered.) The Fund values equity securities traded on a national exchange at their last sale price on the day of valuation. The Fund values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. The Fund generally values equity securities for which no sales are reported or there is no closing price on a valuation day, and securities traded over-the-counter, at the last available sale price.

The Fund values debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally rely either on the latest bid and asked price or on electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Fund values short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

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If market quotations or official closing prices are not readily available or if, in the opinion of the Adviser, any quotation or market price is not representative of true market value, the Fund may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees.

The Fund values foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Fund’s custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, Eastern time) on the date of determining the Fund’s NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Fund may value its assets by a method that the Trustees believe accurately reflects fair value.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by the Fund is halted and does not resume before the Fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by the Fund before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any Fund’s NAV by short-term traders. While the Fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

TAXES

Each series of the Trust, including the Fund, is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected, qualified, and intends to continue to qualify for each taxable year, as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If the Fund meets all such requirements, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain that is distributed to shareholders in accordance with the timing and other requirements of the Code. If the Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.

The Fund will be subject to a 4% non-deductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more

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than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For the purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships, other than qualified publicly traded partnerships, or trusts such as U.S. royalty trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, royalty income, rental income or other non-qualifying income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

For U.S. federal income tax purposes, all dividends are taxable to a shareholder whether paid in cash or in shares. Dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends from net capital gain, if any, are taxable to the Fund’s shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if: (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years of shareholders beginning after December 31, 2012.

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Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each portfolio is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. For capital losses realized in taxable years beginning after December 23, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by a portfolio in the taxable year beginning October 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders.

The Fund’s investment in debt obligations that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event that it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund’s investment company taxable income (computed with regard to such loss), the resulting ordinary loss for such year may not be deductible by the Fund or its shareholders in future years.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though those options may not have lapsed, been closed out, sold, or exercised, or those futures or forward contracts may not have been performed, sold or closed out. The tax rules applicable to

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these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps, straddles, caps, floors, collars and swaptions may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

In some countries, restrictions on repatriation may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings from such countries, which may cause the Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund’s total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service (“IRS”). Because the investments of the Fund are such that the Fund expects that it generally will not meet this 50% requirement, shareholders of the Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax credits. Such taxes will reduce the amounts these Fund would otherwise have available to distribute. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income that must be distributed to shareholders to avoid Fund-level tax.

If the Fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by the Fund to its shareholders. The Fund will not be able to pass through to its shareholders any credit for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but any such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize the Fund’s tax liability or maximize its return from these investments.

Dividends received by the Fund, if any, from U.S. domestic corporations in respect of any shares of the stock of such corporations with a holding period in an unleveraged position of at least 46 days (91 days in the case of certain preferred stock), extending before and after the dividend dates and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire, or

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otherwise incur debt attributable to, such shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

Upon a redemption (including a systematic withdrawal), exchange or other disposition of shares of the Fund in a transaction that is treated as a sale for tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder’s tax basis in his shares. With respect to other funds, such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

In addition, if Class A shares or Class C shares that have been held for less than 91 days, (1) are redeemed and reinvested in Class A shares of the Fund at NAV pursuant to the reinstatement privilege, or (2) Class A shares are exchanged for Class A shares in another Fund at NAV pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Any loss realized on a redemption or other disposition of shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules (e.g., the wash sale rules).

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed. A plan participant whose retirement plan invests in the Fund generally also is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account (other than certain distributions from a ROTH IRA or Coverdell education savings account (Educational IRA)) generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

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The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, the discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the U.S. federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Shareholders may be subject to 28% backup withholding on reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions (and exchanges) of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors may be subject to different U.S. federal income tax treatment. These investors may be subject to a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to make a specific designation relating to such dividends) or, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. The Fund does not expect to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund may be subject to state or local taxes in any jurisdiction where the Fund may be deemed to be doing business. In addition, in those states or localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES AND OFFICERS

The direction and supervision of the Trust is the responsibility of the Board. The Board establishes the Fund’s policies and oversees and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund. The Board also reviews the various services provided by the Adviser, the subadviser and the Administrator (as defined under “Administrator” herein) to ensure that the Fund’s general investment policies and programs are being carried out and administrative services are being provided to the Fund in a satisfactory manner.

The Trustees and officers of the Trust, their year of birth, and their principal occupations during the past five years are set forth below. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) or until reaching the Trust’s mandatory retirement age for Trustees who are “non-interested persons” as defined under the 1940 Act

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(“Independent Trustees”) (or any extension granted ). The Board may grant one or more extensions of service of up to 12 months to Independent Trustees who have reached the age of retirement.

Each officer serves at the pleasure of the Board or until a successor is elected. Unless otherwise indicated, the address of each Trustee and officer for purposes of Trust business is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. Unless otherwise stated, each Trustee oversees four portfolios of the Trust.

One of the six Trustees is considered affiliated or “interested” persons under the 1940 Act (“Interested Trustees”). This category is defined as including any person who is an officer, director, or employee of the Adviser or the Distributor. (collectively, the “Burnham Companies”), as well as anyone who — individually or otherwise — owns, controls, or has voting power over 5% or more of the securities of the Burnham Companies or of any of the Burnham Investor Trust’s funds. Federal regulations require that Interested Trustees make up no more than 50% of any board of trustees. Currently, five of the six Trustees are “non-interested persons,” as defined under the 1940 Act (“Independent Trustees”).

Although the Trust was formed in 1998, the dates of service shown below include any time spent as director of the Trust’s predecessor organization, Burnham Fund, Inc., which was formed in 1975.

Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.

Name, Address and Age	Position Held with the Fund	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee During the Past 5 Years

INDEPENDENT TRUSTEES
JOYCE E. HEINZERLING (1956)	Trustee	since 2004	Principal, Meridian Fund Advisers LLC, since 2009 (consulting firm); General Counsel, Archery Capital LLC, 2000 –2009 (private investment fund).	Director, Value Line Funds, since 2008.
BRUCE MAC CORKINDALE	Lead Independent Trustee	since 2010	President and Managing Partner, Bruce Mac Corkindale, CPA, P.C., since 1985	N/A

JOHN C. MCDONALD (1936)	Trustee	since 1989	President, MBX, Inc. (since 1991) (telecommunications).	N/A
ROBERT F. SHAPIRO (1934)	Trustee	since 1989	Vice Chairman, Klingenstein, Fields & Co., LLC, since 1996 (investment management).	Director, TJX Companies, 1974 – 2010(retail); Director, Genaera, 1996 – 2009 (research).

WILLIAM F. CONNELL (1944)	Trustee	since 2012	Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor (1983 to present); and Founding Partner Connell & Wiener (1983 to present).	Director – Sumitomo Trust and Banking Co. (USA) Ltd. (1989-2007)
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Name, Address and Age	Position Held with the Fund	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
JON M. BURNHAM (1936)	Chairman, President, Chief Executive Officer and Trustee	since 1989	Chairman and Chief Executive Officer of the Adviser since 1995 and Director of the Adviser, and Distributor since 1989.	N/A
PRINCIPAL OFFICERS
THOMAS N. CALABRIA (1968)	Chief Compliance Officer (“CCO”) and Secretary	CCO since 2006 and Secretary since June 22, 2012	Chief Compliance Officer of the Adviser since 2007; Vice President of the Adviser and Distributor, 2005 to Present.	N/A
PAT A. COLLETTI (1958)	Chief Financial Officer and Treasurer	since June 22, 2012	Independent Consultant (2010-2012); First Vice President, Burnham Asset Management Corporation (2004-2010).	N/A

RONALD M. GEFFEN (1952)	Vice President	since 1990	Managing Director of the Adviser and the Distributor, since 1990.	N/A
DEBRA B. HYMAN (1961)	Executive Vice President	since 1989	Vice President and Director of the Adviser and the Distributor, since 1989.	N/A

FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	since 1990 since 1999	First Vice President of the Adviser and the Distributor, since 1990.	N/A

BOARD STRUCTURE

The Board is comprised of five Trustees, four of whom (80%) are Independent Trustees. The Board has appointed Mr. Burnham (an Interested Trustee) as its Chair and Chief Executive Officer. The Board has established the position of Lead Independent Trustee and has appointed Mr. Mac Corkindale as the Lead Independent Trustee. The Lead Independent Trustee, among other responsibilities, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. These committees are chaired by, and composed entirely of, Independent Trustees. See “Committees” below for a further description of the composition, duties and responsibilities of these committees.

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The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trust, the number of funds offered by the Trust, and the nature of its business, and is consistent with industry practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Trustees, believes the existing structure enables them to exercise effective oversight over the Fund and its operations and to access effectively the expertise and views of the Chief Executive Officer of the Adviser and Distributor.

RISK OVERSIGHT

As part of its responsibilities for oversight of the Trust and the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s Adviser, sub-advisers and other service providers (depending on the nature of the risk). The Fund is subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Advisers, the independent registered public accounting firm for the Fund, Administrator and sub-administrator regarding risks faced by the Fund and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Code of Business Conduct and Ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s CCO, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees meet at least quarterly with the CCO outside the presence of management. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

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Independent Trustee

Ms. Heinzerling has served as an Independent Trustee on the Board since 2004. Her relevant experience includes being a principal of a regulatory consulting company, former general counsel to an investment adviser and director of an unaffiliated mutual fund family.

Mr. Mac Corkindale has served as an Independent Trustee on the Board since 2010. His relevant experience includes being a Certified Public Accountant with 38 years of experience in public accounting, an independent consultant with respect to tax, accounting and financial reporting matters and director and officer of various non-public entities.

Mr. McDonald has served as an Independent Trustee on the Board since 1989. His relevant experience includes being the founder and president of a communications research organization, and a member of various private company and educational boards.

Mr. Shapiro has served as an Independent Trustee on the Board since 1989. His relevant experience includes being a member of senior management and partner to an investment management company and director on boards of companies in various industries, including retail and medical research.

Mr. Connell has served as an Independent Trustee on the Board since June 2012. His relevant experience includes over 25 years of experience in law and business, including founding a legal practice focusing on international banking, as well as advising lenders in corporate finance, asset-backed finance, commodity finance and other lending transactions.

Interested Trustee

Mr. Burnham has served as an Interested Trustee on the Board since 1989. His relevant experience includes being the Chairman, President, Chief Executive Officer and Trustee of the Trust, Chairman, Chief Executive Officer and Director of the Adviser and the Distributor, and the portfolio manager to the Burnham Fund.

COMMITTEES

The Board has an Audit Committee consisting of Messrs. Mac Corkindale and Connell. All of the members of the Audit Committee are Independent Trustees. The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm. The Audit Committee met ____ times during the fiscal year ended December 31, 2012.

The Board has a Nominating Committee consisting of Mr. Mac Corkindale and Mr. McDonald, each an Independent Trustee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met ________times during the fiscal year ended December 31, 2012. As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy certain criteria used in evaluating candidates for independent trustee, the Board anticipates that the Nominating Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination. In a case where the Trust is

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holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Board has a Valuation Committee consisting of Mr. Mac Corkindale and Mr. Connell, each an Independent Trustee. The Valuation Committee has responsibility for the fair value pricing of any securities held by the Fund, as necessary. The Valuation Committee of the Board met ______during the fiscal year ended December 31, 2012. The Board and the Valuation Committee have delegated responsibility for the fair value pricing of certain securities held by the Fund that, in the Board’s judgment, are unlikely to have a material effect on the Fund’s NAV, to the Adviser’s valuation committee.

SECURITY AND OTHER INTERESTS

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each series of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N-1A under the 1940 Act, as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES

Joyce E. Heinzerling	None
Bruce Mac Corkindale	None
John C. McDonald	None
Robert F. Shapiro	None
William F. Connell

INTERESTED TRUSTEES
Jon M. Burnham	None

(1)   Securities “beneficially owned” as defined under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities where the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

As of [December 31, 2012], none of the Independent Trustees, or their immediate family members, owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other

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than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

Trustees and officers affiliated with the Distributor or the Adviser are not compensated by the Trust for their services.

The Trust typically pays the Independent Trustees an annual retainer and a per-meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each Independent Trustee by the Trust for the year ended December 31, 2012, was as follows:

Name of Person, Position	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Registrant and Fund Complex
INDEPENDENT Trustees
William F. Connell	$0	N/A
Joyce E. Heinzerling	$0	N/A
John C. McDonald	$0	N/A
Bruce Mac Corkindale	$ 0	N/A
Robert F. Shapiro	$0	N/A

*	Amount does not include reimbursed expenses for attending Board and applicable Committee meetings.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Burnham Energy Income and MLP Fund
Paul Elliot, CFA	0	[ ]	[ ]	0	[ ]	[ ]
Dan Tulis, CFA	0	[ ]	[ ]	0	[ ]	[ ]
James Elliot, CFA	0	[ ]	[ ]	0	[ ]	[ ]
William Maze	0	[ ]	[ ]	0	[ ]	[ ]
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	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul Doran	0	[ ]	[ ]	0	[ ]	[ ]

Description of Compensation

Burnham Energy Income and MLP Fund – Pursuant to a subadvisory agreement, the Adviser has hired Elco Management Company, LLC (“ELCO”), to provide investment advisory services to the Fund. For services provided to the Fund, the Adviser (and not the Fund) pays the subadviser at the rates set forth in the subadvisory agreement. The following portfolio managers have had primary day-to-day responsibility for the Fund’s portfolio since its inception:

Portfolio Manager	Portfolio Manager Since
Paul Elliot, CFA, Founder Mr. Elliot has more than 30 years of portfolio management and research experience. He founded ELCO Management in 1995. Prior to ELCO, he was a managing director of Dominick & Dominick and a Partner and Senior Research Analyst of SG Cowen.	2013
Dan Tulis, CFA, Chief Investment Officer Mr. Tulis has more than 30 years research and portfolio management experience. He joined ELCO in 2002 as Chief Investment Officer, Prior to ELCO, he was Managing Director, Head of Energy Research at Banc of America.	2013
James Elliot, CFA, Portfolio Manager and Senior Analyst Mr. Elliot has more than 15 years of research and portfolio management experience. He joined the firm in 1995 as a Portfolio Manager. Prior to joining ELCO, he was a Portfolio Manager, Research Analyst and Trader for Cowen Asset Management from 1992 - 2002.	2013
William Maze, Strategist and Portfolio Manager Mr. Maze has more than 18 years of research and portfolio management experience. Prior to joining ELCO in 2012 as a Strategist and Portfolio Manager, he was Co-Manager of Ecofin Ltd.,(2005-2011); and served as the head of research for Neuberger Berman’s Utility, MLP, Coal and Energy Technology group, (2003-2005).	2013
Paul Doran, Analyst, Trader, Risk Officer Mr. Doran has more than 7 years of research, trading, and risk management experience. Prior to joining ELCO in 2007 as analyst, he was employed at UBS Financial Services.	2013

The compensation structure for the portfolio managers for this Fund is determined by ELCO in accordance with its own internal policies. The portfolio managers are compensated by ELCO. They are paid an annual bonus. The bonus is discretionary and is determined by Paul Elliot, Founder of ELCO. The bonus is based in part on the amount of assets under management and performance.

Potential Conflicts of Interest

References in this section to the Adviser include Burnham Asset Management Corporation and ELCO.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of the Fund, separate accounts,

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proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices such as cross trading between the Fund and another account raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

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Ownership of Securities

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of the date of this SAI.

Dollar Range of Fund Shares Beneficially Owned
Burnham Income and MLP Fund
Paul Elliot, CFA	$0
Dan Tulis, CFA	$0
James Elliot, CFA	$0
William Maze	$0
Paul Doran	$0

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund was not operational on the date of this SAI. Therefore, there are no control persons or principal shareholders.

MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, was organized in 1989 in its capacity as investment adviser to the Fund’s high net worth individuals and tax-exempt institutional investors. Burnham Asset Management Corporation is a wholly-owned subsidiary of Burnham Financial Group Inc., a holding company. Jon M. Burnham owns 55% of Burnham Financial Group Inc. (“Burnham Financial”). On October 11, 2012, executed a definitive agreement to sell a majority equity interest in Burnham Financial to a newly formed company, Burnham Financial Group LLC. The transaction is expected to occur in the first quarter of 2013 before the Fund commences operation.

The Fund has entered into an investment advisory contract (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a subadviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Fund bears all costs of their organization and operation that are not specifically required to be borne by another service provider.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets	Base Fee Rate
First $500 million	1.00%
More than $500 million and up to $1 billion	0.95%
More than $1 billion and up to $3 billion	0.90%
Over $3 billion	0.85%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily net assets. The Adviser and the Distributor have agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and reimburse certain other expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.95%, 2.65% and 1.48% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively. This expense limitation agreement is effective for the period beginning ____, 2013 and will terminate on _____2014, unless it is renewed.

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The expense caps will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of the Fund, including the acquisition of all the assets of the Fund or the acquisition by the Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting the Fund’s disclosure documents, (iii) expenses of holding, and soliciting proxies, for a shareholder meeting to consider and vote upon changes to the Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider. Any fee reduction or expense reimbursement made by the Adviser and/or the Distributor to the Fund will be subject to recovery from that Fund by the Adviser and/or the Distributor within the three year period following the end of the fiscal year in which the fee reduction or reimbursement occurred. Subject to the three year limitation, the oldest unrecovered fee reductions and expense reimbursements will be recoverable before later reductions and reimbursements.

Securities held by the Fund may also be held by other investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Burnham Investor Trust’s mutual funds, including the Fund, or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Trust and the Fund may use the name “Burnham” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Fund (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

The Trust and the Adviser have received an exemptive order from the Commission that permits the Adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Fund or to materially modify an existing subadvisory agreement without obtaining shareholder approval of a new or amended subadvisory agreement. Pursuant to the exemptive relief, the Adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The Fund operates pursuant to the exemptive order

SUBADVISER

ELCO Management Company, LLC (“ELCO” or the “Sub-Adviser”) is the sub-adviser to the Fund. Its principal office is located at 1325 Avenue of the Americas, 26th Floor, New York, New York 1001. ELCO is a limited liability corporation organized in the state of New York. ELCO is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private and public investment companies since 1995.

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For its services to the Fund, the Adviser pays the subadviser a subadvisory fee expressed as an stated percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Base Fee Rate
First $500 million	0.50%
More than $500,000 million and up to $1 billion	0.45%
More than $1 billion and up to $3 billion	0.40%
Over $3 billion	0.35%

The Fund has no obligation to pay subadvisory fees.

Codes of Ethics. To mitigate the possibility that the Fund will be adversely affected by personal trading of employees, the Fund, Adviser, subadviser and Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information about Fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Also, these codes of ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Procedures. The Board has adopted Proxy Voting Policies and Procedures (“Procedures”) on behalf of the Trust. Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to a third party provider of proxy administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers. The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Procedures allow the Adviser to engage an independent proxy voting service to assist in the voting of proxies by providing research and administrative services relating to proxy voting. The proxy voting service may also provide recommendations and research for proxy votes; however, the actual votes will be cast by the Adviser. The Procedures require that the Adviser take reasonable steps to ensure that any third party proxy voting service is independent of the Adviser based on relevant facts and circumstances.

The Adviser with the approval of the Board has contracted with Glass Lewis & Co., to provide research, make voting recommendations, assist in the preparation of Form N-PX, maintain records of votes cast and post voting records to the Fund’s website.

The Procedures also provide that the Adviser will make reasonable efforts to recall any loaned securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Fund has, in conjunction with the securities lending agent, developed procedures reasonably designed to recall loaned securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Fund that are acquired in an IPO by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored.

The Procedures also require the Adviser to present to the Board: (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis; (ii) any deviations from the proxy voting guidelines adopted by the Adviser and the Trust (“Adviser’s Proxy Guidelines”); and (iii) at least annually, a record of each proxy voted by the Adviser on behalf of the Fund and recommend changes to the Procedures (if any) based on the Adviser’s experience under the Procedures, evolving industry practices and applicable regulatory developments. The Proxy Oversight Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes.

A concise summary of the Adviser’s Proxy Guidelines are attached as an exhibit to this SAI.

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Although many proxy proposals can be voted in accordance with the Adviser’s Proxy Guidelines, some proposals will require special consideration or will require that the Adviser make an exception to its policies. In those situations, the Adviser will make a decision on a case-by-case basis. If the Adviser determines that the costs of voting on a proposal outweigh the expected benefits, the Adviser may abstain from voting on the proposal.

If a proxy proposal raises a “potential conflict of interest,” as described in the Procedures as where the Adviser or an affiliated person of the Adviser has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that is reasonably likely to compromise the Adviser’s independence of judgment and action in voting the proxy, the Proxy Oversight Group, will resolve the conflict as follows:

  To the extent the matter is specifically covered by the Adviser’s Proxy Guidelines and the Adviser has little or no discretion to deviate from such policies with respect to the proposal in question, the Adviser may vote in accordance with such pre-determined voting policy.
  To the extent the matter is not covered by the Adviser’s Proxy Guidelines or the Adviser has discretion to deviate from such policy or there is no applicable pre-determined voting policy, the Adviser may: (i) disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal, (ii) engage an independent third party to determine how the proxy should be voted, or (iii) establish an ethical wall or other informational barrier between the person(s) involved in the conflict and the person(s) making the decision in order to insulate the potential conflict from the decision maker.

The Trust is required to file Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. Once filed, Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 1-800-874-FUND, on the Trust’s website, www.burnhamfunds.com, and on the Commission’s website at www.sec.gov.

ADMINISTRATOR

Burnham Asset Management Corp. also serves as administrator (in such capacity, the “Administrator”) to the Fund pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with office space and personnel to assist the Fund in managing its affairs. The Administrator’s duties require it to supervise all aspects of the Fund’s operations not related to the Fund’s investments. For its services to the Fund, the Administrator is paid by the Fund at the following annual percentage of the Fund’s average daily net assets:

AVERAGE DAILY NET ASSETS	ADMINISTRATION FEE
For amounts up to $150,000,000	0.150%
$150,000,000 to $300,000,000	0.125%
Over $300,000,000	0.100%

Burnham Asset Management Corporation and the Trust have contracted with UMB Fund Services, Inc. (“UMBFS”) to act as sub-administrator to the Fund pursuant to a sub-administration and fund accounting agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, UMBFS provides certain sub-administration services to the Fund, subject to the Administrator’s supervision. These services include portfolio accounting, daily valuation of portfolio securities, calculation of fund yields and/or distributions, expense accrual monitoring, preparation of board materials, tax services, compliance testing, preparation of periodic reports (including annual and semi-annual reports on Form N-SAR), maintenance of corporate records, and preparation and filing of materials with the Commission (including post-effective amendments to the Trust’s registration statement). UMBFS’s compensation is based on schedules agreed on by the Administrator and the Trust. The Administrator pays the portion of the fee attributable to administrative services and the Trust pays the portion attributable to fund accounting.

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DISTRIBUTOR

Distribution Agreement. The Fund has a distribution agreement (“Distribution Agreement”) with Burnham Securities Inc. (the “Distributor”). The principal business address of the Distributor is 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. Jon M. Burnham, the Interested Trustee of the Trust, is also affiliated person of the Distributor. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the “Selling Brokers”), which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund that are continually offered at NAV next determined after the order is received, plus any applicable sales charge. In connection with the sale of Class A and Class C shares, the Distributor and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class C shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. In connection with the sale of Class I shares, the Distributor receives no compensation from sales charges. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation would be calculated as a percentage of Fund shares sold by the firm.

Distribution Plans. The Trust has adopted distribution plans for the Class A and Class C shares of the Fund, (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act. Class I shares are not subject to the Plans. The Plans for the Class A shares are reimbursement plans. The Plan for the Class C shares is a compensation plan, which means that the amount of payments under the Plan for Class C shares is not linked to the Distributor’s expenditures and, consequently, the Distributor can make a profit under the Plan. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

Class A Plan. Pursuant to the Fund’s Class A Plan, the Fund pays the Distributor for financing activities primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which payment is made are approved by the Board. Under the Class A Plan, the Trust pays the Distributor a distribution and/or service fee at the rate of up to 0.30% per annum of the average daily NAV of the Class A shares of the Fund.

Class C Plan. Commissions on the sale of Class C shares of 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with the Distributor. The Distributor may also advance to dealers the first-year service fee payable under the Class C Plan at a rate of 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.

The Distributor will in turn pay to securities dealers which enter into a sales agreement with the Distributor a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. The Distributor or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.

The Distributor also receives CDSCs attributable to Class C shares to compensate it for its distribution expenses. When a broker-dealer sells Class C shares and elects, with the Distributor’s approval, to waive its right to receive the

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commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General. The fees paid under the Plans are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined under the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or the Fund, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. It is possible that at some time in the future one or more particular additional classes of shares of the Fund may be closed to new investments. In such circumstances, the Board will consider whether, and may determine that, it would be appropriate to continue making payments under such other Fund’s or class’ Plan(s). Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor’s actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other funds advised by the Adviser will be allocated among the funds in proportion to their net assets.

For the fiscal year ended December 31, 2012, the Fund paid no fees under the Rule 12b-1 Plans because the Fund had not commenced operations.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

BNY Mellon Asset Servicing, located at 4400 Computer Drive Westborough, MA 01581, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_______________, located at 1818 Market Street, Philadelphia, Pennsylvania, 19103, is the independent registered public accounting firm for the Trust. In addition to reporting annually on the financial statements of the Trust, the firm provides other audit, tax and related services.

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SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF THE TRUST’S SHARES

The Trust is a statutory trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of three other mutual funds. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of the classes of shares of the Fund described in the current prospectus.

Each share of the Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non-assessable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

•	contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;
•	provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund; and
•	provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to the Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, we believe the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of

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being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

BROKERAGE

Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (inclusive of brokerage commissions) and execution for orders. However, transactions may be allocated to broker-dealers who provide research to the extent consistent with Section 28(e) of the 1934 Act, as amended. Also, higher fees may be paid to brokers who furnish research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on companies and industries.

Research services might be useful and valuable to the Adviser, the subadviser and their affiliates in serving other clients as well as the Fund. Similarly, research services obtained by the Adviser, subadviser or their affiliates from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser or subadviser in carrying out their obligations to the Fund.

No transactions may be effected by the Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers (including the Distributor) who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

The Fund was not operation in 2012 and therefore there are no broker commissions to report.

Affiliated Brokers. Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser and each subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by the Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Trust, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that an Affiliated Broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction will not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for such broker’s other unaffiliated customers. The Fund may execute purchases and sales of portfolio securities through the Distributor if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Distributor can charge the Fund commissions for these transactions, subject to review by the Independent Trustees. The Trustees may permit payment of commissions which, though higher than the lowest available, are deemed reasonable. No Fund will engage in principal transactions with Affiliated Brokers. When appropriate, orders for the account of the Fund placed by Affiliated Brokers may be combined with orders of their respective clients in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

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A broker may be affiliated with the subadviser with respect to the Fund for which the subadviser provides advice. However, with respect to the remaining funds for which the subadviser does not provide advice, the broker may be considered unaffiliated.

At least annually, each subadviser that uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

The Fund commenced operation as of the date of this SAI. Therefore no brokerage commissions have been paid by the Fund to the Distributor, an Affiliated Broker.

FINANCIAL STATEMENTS

There are no audited financial statements as the Fund had not commenced operations as of the date of this SAI.

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APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category. The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-1

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

A-2

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

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“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aaa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

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“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) – All rating categories other than “AAA” and “D” are denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•     Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•     Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned, a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

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DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B – Proxy Voting Guidelines of the Adviser

PROXY PAPER GUIDELINES

2012 PROXY SEASON

AN OVERVIEW OF

THE GLASS LEWIS APPROACH TO
PROXY ADVICE

Summary

United States

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BOARD OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve, is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

• A director who attends less than 75% of the board and applicable committee meetings.
• A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
• A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

• All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

• We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

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• CFO who presently sits on the board.

• Director who presently sits on an excessive number of boards

• Director, or a director whose immediate family member, provides material professional services to the company at any time during the past three years.

• Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

• Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the

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board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

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II. Financial Reporting

AUDITOR RATIFICATION

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

• When audit fees added to audit-related fees total less than one-half of total fees.
• When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

• When the company has aggressive accounting policies.

• When the company has poor disclosure or lack of transparency in financial statements.

• When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

• When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

AUDITOR ROTATION

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III. Compensation

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on certain overarching principles:

• Companies should seek additional shares only when needed.

• The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

• If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

• Annual net share count and voting power dilution should be limited.

• Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

• The expected annual cost of the plan should be proportional to the value of the business.

• The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

• Plans should deliver value on a per-employee basis when compared with programs at peer companies.

• Plans should not permit re-pricing of stock options.

OPTION EXCHANGES

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

• Officers and board members do not participate in the program.

• The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

• The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

• Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

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PERFORMANCE BASED OPTIONS

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

DIRECTOR COMPENSATION PLANS

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

ADVISORY VOTES ON COMPENSATION

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

At companies that received a significant shareholder vote against their advisory vote on executive compensation in the previous year, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results. In the absence of evidence that the board is responding appropriately, we will recommend holding compensation committee members accountable for this failure.

ADVISORY VOTES ON COMPENSATION FREQUENCY

We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.

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LIMITS ON EXECUTIVE COMPENSATION

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

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IV. Governance Structure

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will recommend in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of 10-15% of shareholders requesting such a meeting, depending on the company size.

Shareholder Action by Written Consent

We will recommend in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

AUTHORIZED SHARES

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

• Stock split

• Shareholder defenses

• Financing for acquisitions

• Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the

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proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

VOTING STRUCTURE

Cumulative Voting

Glass Lewis will recommend voting for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

SHAREHOLDER PROPOSALS

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

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V. Capital Management

We believe companies should actively evaluate risks to long-term shareholder value stemming from poor governance practices. In addition, we believe companies should consider their exposure to environmental and social risk, including changes in environmental or social regulation with respect to their operations, as well as related legal and reputational risks and should incorporate this exposure into their overall business risk profile. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against directors.

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For more information about Glass Lewis’ Policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at +1 415 6784228.

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis

Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

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San Francisco

Headquarters

Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300

San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

New York

Glass, Lewis & Co., LLC
48 Wall Street

15th Floor

New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

Australia

CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,

261 George St

Sydney NSW 2000
Australia

Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

Switzerland

Glass Lewis International, Ltd.
Via Pazzalino 25

6962 Lugano Viganello
Switzerland

Phone: +41 76 346 0673
Fax: +41 91 260 6182

Ireland

Glass Lewis Europe, Ltd.
6th Floor, Riverpoint
Bishop’s Quay

Limerick, Ireland

Phone: +353 61 404700
Fax: +353 61 404711

Please direct general inquiries to info@glasslewis.com

Copyright 2012 Glass, Lewis & Co., LLC

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Burnham Investors Trust

Post-Effective Amendment No. 90

Part C

Other Information

Item 28. Exhibits

(a)	(1)	Agreement and Declaration of Trust, dated August 20, 1998(1)
(a)	(2)	Amendment to Declaration of Trust, dated November 14, 2002(3)
(a)	(3)	Amendment to Declaration of Trust, dated August 15, 2005(6)
(a)	(4)	Amendment to Declaration of Trust, dated October 25, 2005(6)

(b)	(1)	By-Laws dated August 20, 1998, as amended on August 27, 1998(1)
(b)	(2)	Amendment to By-Laws dated November 14, 2004(5)
(b)	(3)	Amendment to By-Laws dated October 25, 2005(6)
(b)	(4)	Amendment to By-Laws dated March 9, 2006(6)

(c)		None.

(d)	(1)	Investment Advisory Agreement between the Registrant and Burnham Asset Management Corp. with respect to Burnham Fund and Burnham Financial Services Fund(2)
(d)	(2)	Investment Subadvisory Agreement between Burnham Asset Management Corp. and Mendon Capital Advisors Corporation with respect to Burnham Financial Services Fund(2)
(d)	(3)	Investment Advisory Agreement between the Registrant and Burnham Asset Management Corp. with respect to Burnham Financial Industries Fund(4)
(d)	(4)	Investment Subadvisory Agreement between Burnham Asset Management Corp. and Mendon Capital Advisors Corporation with respect to Burnham Financial Industries Fund(4)
(d)	(5)	Investment Advisory Agreement between the Registrant and Burnham Asset Management Corp. with respect to Burnham Energy Income and MLP Fund – to be filed by amendment.
(d)	(6)	Investment Subadvisory Agreement between Burnham Asset Management Corp. and Elco Management LLC with respect to Burnham Energy Income and MLP Fund – to be filed by amendment.

(e)	(1)	Amended and Restated Distribution Contract between the Registrant and Burnham Securities Inc.(4)
(e)	(2)	Amendment to Schedule I of the Amended and Restated Distribution Contract between the Registrant and Burnham Securities Inc.(9)

(f)		None.

(g)		Custodian Agreement between the Registrant and UMB Bank, n.a., filed herein

(h)	(1)	Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (now, BNY Mellon Asset Servicing)(6)
(h)	(2)	Administration Agreement between the Registrant and Burnham Asset Management Corp.(1)
(h)	(3)	Sub-administrative and trust accounting agency agreement among Burnham Asset Management, Corp., the Registrant and UMB Fund Services, Inc., filed herein

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(h)	(4)	Expense Limitation Agreement among Burnham Asset Management Corp., Burnham Securities, Inc. and the Registrant on behalf of each series of the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund(8)
(h)	(5)	Amendment No. 1 to the Expense Limitation Agreement among Burnham Asset Management Corp., Burnham Securities, Inc. and the Registrant on behalf of each series of the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund(9)
(h)	(6)	Expense Limitation Agreement among Burnham Asset Management Corp., Burnham Securities and the Registrant with respect to the Burnham Energy Income and MLP Fund – to be filed by amendment.

(i)		Legal Opinion of Counsel – to be filed by amendment.

(j)		Not applicable.
(k)		Not applicable.

(l)		None.

(m)		Amended Rule 12b-1 Plans for Class A and Class C shares of Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund and Burnham Energy Income and MLP Fund- to be filed by amendment.

(n)		Rule 18f-3 Multiple Class Plan(10)

(o)		Reserved.

(p)	(1)	Code of Ethics applicable to Burnham Investors Trust(8)
(p)	(2)	Code of Ethics applicable to Burnham Asset Management Corp. and Burnham Securities, Inc.(7)
(p)	(3)	Code of Ethics applicable to Mendon Capital Advisors Corp.(6)
(p)	(4)	Code of Ethics applicable to Elco Management LLC – to be filed by amendment.

(q)	(1)	Power-of-Attorney on behalf of William F. Connell, Joyce E. Heinzerling, Bruce Mac Corkindale, John C. McDonald, and Robert F. Shapiro – filed herein

(1)	Incorporated by reference to post-effective amendment no. 67 (Accession No. 0000950117-99-000334) (filed February 18, 1999).
(2)	Incorporated by reference to post-effective amendment no. 71 (Accession No. 0000935069-01-500066) (filed April 30, 2001).
(3)	Incorporated by reference to post-effective amendment no. 73 (Accession No. 0000935069-03-000546) (filed April 30, 2003).
(4)	Incorporated by reference to post-effective amendment no. 76 (Accession No. 0000935069-04-000657) (filed April 29, 2004).
(5)	Incorporated by reference to post-effective amendment no. 77 (Accession No. 0000935069-05-000342) (filed February 25, 2005).
(6)	Incorporated by reference to post-effective amendment no. 79 (Accession No. 0001003715-06-000170) (filed on April 28, 2006).
(7)	Incorporated by reference to post-effective amendment no. 82 (Accession No. 0000935069-09-001136) (filed on April 30, 2009).
(8)	Incorporated by reference to post-effective amendment no. 83 (Accession No. 0000950123-09-051260) (filed on October 19, 2009).
(9)	Incorporated by reference to post-effective amendment no. 84 (Accession No. 0000950123-10-018257) (filed on March 1, 2010).
(10)	Incorporated by reference to post-effective amendment no. 88 (Accession No. 0001193125-12-196240) (filed on April 30, 2012).

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Item 29.     Persons Controlled or Under Common Control with the Fund

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with, any other person.

Item 30.     Indemnification

Except for the Agreement and Declaration of Trust, dated August 20, 1998, as amended (the “Declaration of Trust”), establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Registrant’s trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors or omissions committed in their capacities as such.

Item 31.     Business and Other Connections of the Investment Adviser

The information required by this item is set forth in the Form ADV of the Registrant’s investment adviser, Burnham Asset Management Corp. The following sections of the Form ADV are incorporated herein by reference:

(a)	Schedules A, B and D

The information required by this item is set forth in the Form ADV of the Registrant’s investment subadviser, Mendon Capital Advisors Corp. The following sections of the Form ADV are incorporated herein by reference:

(a)	Schedules A, B and D

The information required by this item is set forth in the Form ADV of the Registrant’s investment subadviser, Elco Management LLC. The following sections of the Form ADV are incorporated herein by reference:

(a)	Schedules A, B and D

Item 32.     Principal Underwriters

(a)	Burnham Securities Inc. is the principal distributor of the Registrant’s shares.
(b)	The officers and trustees of the Distributor who also serve the Registrant are as follows:
Name	Position with Distributor	Position with Registrant

Jon M. Burnham	Chair of the Board, Chief Executive Officer and Director	President, Chief Executive Officer and Chairman of the Board
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Thomas Calabria	Vice President – Compliance	Chief Compliance Officer
Ronald M. Geffen	Managing Director	Vice President
Debra B. Hyman	Vice President and Director	Executive Vice President
Frank A. Passantino	First Vice President	First Vice President, Assistant Secretary and Anti-Money Laundering Officer

The principal business address of all such persons is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

(c)	No commissions or other compensation have been paid by the Registrant, directly or indirectly, to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person during the last fiscal year.

Item 33. Location of Accounts and Records

Burnham Asset Management Corp.

1325 Avenue of the Americas, 26th Floor

New York, New York 10019

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581-1722

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233

UMB Bank, n.a.

928 Grand Blvd., 5th Floor,

Kansas City, Missouri 64106

Item 34. Management Services

The Registrant has not entered into any management related service contracts not discussed in Part A or B of this Registration Statement.

Item 35. Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City and State of New York on this 11th day of December, 2012.

BURNHAM INVESTORS TRUST
By:	/s/ Jon M. Burnham
Jon M. Burnham
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this post-effective amendment No. 90 to the registration statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Jon M. Burnham
Jon M. Burnham	President, Chief Executive Officer, Chairman and Trustee	December 11, 2012
/s/ Pat Colletti
Pat Colletti	Chief Financial Officer	December 11, 2012
/s/ Thomas N. Calabria
Thomas N. Calabria	Secretary	December 11, 2012
William F. Connell*	Trustee	December 11, 2012
Joyce E. Heinzerling*	Trustee	December 11, 2012
Bruce Mac Corkindale*	Trustee	December 11, 2012
John C. McDonald*	Trustee	December 11, 2012
Robert F. Shapiro*	Trustee	December 11, 2012

*By:	/s/ Thomas N. Calabria

Thomas N. Calabria, Attorney-in-fact under powers of attorney filed herein.

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